                                                                EXHIBIT (b)(2)



                                   Project Art

                 Presentation to the Van Gogh Special Committee

                              MONTGOMERY SECURITIES
                             The Power of Growth(SM)

                 INVESTMENT BANKING, BROKERAGE, ASSET MANAGEMENT

                                 March 31, 1997

Table of Contents
================================================================================

                                                                         Section
                                                                         -------
Executive Summary.......................................................    I
Valuation Summary ......................................................    II
Discounted Cash Flow Analysis...........................................   III
Comparable Transaction Analysis.........................................    IV
Common Stock Price Analysis.............................................    V
Common Stock Trading Volume Analysis....................................    VI
Comparable Public Company Analysis......................................   VII

                                    EXHIBIT I

                        ================================

                                Executive Summary

Executive Summary
================================================================================
Van Gogh Company Profile

Business:                Van Gogh ("the Company") is a biotechnology company
                         that is developing a portfolio of genetically engineered plants and plant products for the food, seed and oleochemical industries. The Company's research and business efforts are focused in three core crop areas:
                         (a) fresh produce (tomato and strawberry); (b) edible and industrial plant oils (canola); and (c) cotton and fibers. The Company believes that in these areas, biotechnology can provide substantial added commercial value in consumer, industrial and seed markets.

Operations:              Headquartered in Davis, CA, Van Gogh has over 1,300
                         regular employees in the United States, Mexico and Puerto Rico. In addition, the Company employs approximately 3,000 seasonal workers.

Market Performance:                                                52 Week
                                                              -----------------
                                                  Current      High        Low
                                                  -------     ------      -----

                         Share Price (3/27/97)     $7.56      $7.63       $4.25
                         Shares (MM)                66.7
                         Market Cap ($MM)          $504.3
                         Net Debt ($MM)            $32.4
                         Aggregate Value           $536.7


Montgomery Securities - Confidential                                           4
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Executive Summary
================================================================================
Matisse Company Profile

Business:                Matisse Company ("the Company") and its subsidiaries
                         conduct business activity under four industry segments:
                         (a) Agricultural Products; (b) Chemicals; (c)
                         Pharmaceuticals; and (d) Food Ingredients. The
                         Company's products are marketed under such notable brand names as "Lasso," "Roundup," "Nutrasweet," and "Searle."

Operations:              Headquartered in St. Louis, MO, Matisse has over 28,500
                         employees in the United States, Europe, Canada, Latin
                         America, Australia, Asia and Africa.

Market Performance:                                                 52 Week
                                                              -----------------
                                                  Current      High        Low
                                                  -------     ------      ------

                         Share Price (3/27/97)     $38.00     $43.25      $26.13
                         Shares (MM)               588.0
                         Market Cap ($MM)        $22,344.8
                         Net Debt ($MM)           $2,335.0
                         Aggregate Value         $24,679.8


Montgomery Securities - Confidential                                           5
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Executive Summary
================================================================================
Historical Transaction Summary

Transaction Date
----------------

    3/96 Matisse and Van Gogh entered into a transaction under which Matisse contributed Gargiulo, Inc.(a produce company) and $30 million, as well as certain oils and produce related technology in exchange for a 49.9% equity interest in Van Gogh. This transaction was completed at $5.75 per share.

    11/96 Matisse purchased 6.25 million shares of Van Gogh at $8.00 per share for a total transaction value of $50 million. As of the closing of this transaction, Matisse's ownership rose to approximately 55%.


Montgomery Securities - Confidential                                           6
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Executive Summary
================================================================================
Current Transaction Summary

Transaction Date
----------------

   1/28/97 Van Gogh was notified that Matisse was planning to publicly announce an offer to acquire the remaining 45% of Van Gogh for $7.25 per share. The Independent Directors immediately hired Montgomery Securities and Venture Law Group as financial and legal advisors, respectively.

   1/29/97               Matisse publicly announced an offer of $7.25 per share.
                         The Independent Directors announced that a Special Committee had been formed to consider this initial offer.

2/2/97-3/5/97            The Special Committee, Montgomery, and Venture Law
                         Group held multiple discussions and meetings as part of negotiations with Matisse and its financial advisor, Goldman, Sachs & Co.

   3/6/97 The Special Committee decided to recommend Matisse's offer to acquire the remaining shares of Van Gogh it does not already own for $8.00 per share (subject to agreement of certain contractual terms). Closing of the transaction is contingent on a majority of the minority shares being tendered.


Montgomery Securities - Confidential                                           7
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Executive Summary
================================================================================
Rationale for the Transaction

    o Realize Substantial Value for Van Gogh Shareholders

        At the $8.00 offer price, Van Gogh shareholders (other than Matisse) recognize a 45%, 60%, and 60% premium over the stock price one day, one week and one month preceding this offer, respectively. These premiums fall at the high end of the ranges or above the ranges as determined by substantially all of Montgomery's analyses.

    o Standstill Clause in Effect until 9/30/98

        As a result of the 3/96 transaction between Matisse and Van Gogh, a standstill clause is in place which requires that the Independent Directors of Van Gogh approve any additional acquisition of Van Gogh shares by Matisse. This clause is in effect until 9/30/98. As such, the Special Committee offers some degree of protection to minority shareholders if a transaction occurs before 9/30/98. Monsanto's interest in acquiring the remaining shares of Calgene is to simplify its ownership in Calgene to operate the business unencumbered by the constraints of the standstill clause

    o Secure Future Financial Resources for Van Gogh

        Since inception, Van Gogh has been unable to sustain profitability for any significant period of time and has accumulated losses of approximately $200 million. Van Gogh anticipates that it will require additional financing in order to continue its operations. At this point in time, the equity and debt markets are not a viable option for Van Gogh. As such, the significant financial resources of Matisse provide an avenue by which Van Gogh can secure the capital necessary to maintain solvency.


Montgomery Securities - Confidential                                           8

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Executive Summary
================================================================================
Rationale for the Transaction

    o Matisse's Recent Focus on Biotechnology

        A recent Forbes article [Matisse] v. Malthus, dated March 10, 1997, discusses Matisse's recent focus on biotechnology with respect to food and nutrition. In support of this argument, the authors cite that Matisse has made significant equity investments totaling over $750 million in a number of agricultural biotechnology companies including DeKalb Genetics (40%), Ecogen (10%), Agracetus (100%), and Calgene (55%). These recent actions support the conclusion that Matisse's business platform is central to Matisse's business strategy.

    o Matisse's Proprietary Property in Biotechnology

        As a leader in agriculture and bioengineering, and as a result of the recent equity investments mentioned above, Matisse has access to, and in many cases, ownership of, proprietary property which may be leveraged in the future development of products by Van Gogh.


Montgomery Securities - Confidential                                           9

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Executive Summary
================================================================================
Summary Term Sheet

Structure of Proposed Transaction:  Cash tender offer by Matisse for stock of
                                    Van Gogh contingent on a majority of the minority shares tendering.

Accounting Treatment:               Purchase accounting

Consideration:                      $8.00 per share in cash for all Van Gogh
                                    stock, issued and outstanding.

Treatment of Calgene Options:       All Van Gogh options are accelerated upon
                                    change of control and are cashed out upon closing.

Representations and Warranties:     Customary for Van Gogh and do not survive
                                    after closing.

Timing: 1/29/97 Public Announcement of $7.25 Offer 3/14/97 Van Gogh Special Committee Approval 3/17/97 Press Release
                                    TBD      Commence Tender Offer
                                    TBD      Closing


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                                   EXHIBIT II

                          ============================

                                Valuation Summary

Valuation Summary
================================================================================
Methodologies and Implied Prices Per Share

                                                        Implied
Methodology                                         Price Per Share
-----------                                         ---------------

Discounted Cash Flow Analysis                        $4.81 - $7.62

Comparable Transactions

  -  Control Combinations                            $7.01 - $8.43
  -  Biotechnology Control Premiums                  $8.10 - $8.65
  -  Squeeze-Out Premiums                            $6.24 - $6.61
  -  Seed/Ag Transaction Revenue Multiple                $4.68

Comparable Trading Multiples                             $7.08


Montgomery Securities - Confidential                                          12
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Valuation Summary
================================================================================
Historical Parameters
                                 Ann.      Purchase       Van Gogh
                                 Date    Price Share   Price Per Share   Premium
                                 ----    -----------   ---------------   -------
49.9% Monsanto Acquisition     3/31/96      $5.75           $5.75          NA
$50MM Monsanto Investment      7/31/96      $8.00           $4.88         63.9%

Stock Price Analysis

  - From 1/1/95 to 1/28/97, Van Gogh traded as high as $9.63, had an average trading price of $6.08 for an average premium to offer of 31.6%.

  - From 3/31/96 to 1/28/97, Van Gogh did not trade above $7.25, had an average trading price of $5.48 for an average premium to offer price of 46.0%.

  - From 1/1/95 to 1/28/97, 127 million shares representing 210% of the total float outstanding traded and from 3/31/96 to 1/28/97, 51% traded.

  -  The percentage of shares traded with certain price ranges are as follows:

       (1/1/95 - 1/28/97)                              (3/31/96 - 1/28/97)
      Price       % Traded                            Price       % Traded
      -----       --------                            -----       --------
      <$5           10.1%                              <$5         19.7%
      $5-6          23.6%                              $5-6        57.4%
      $6-7          38.6%                              $6-7        22.9%
      $7-8          20.5%
      $8-9           7.2%
      <$9            0.0%


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                                   EXHIBIT III

                           ===========================

                          Discounted Cash Flow Analysis

Discounted Cash Flow Analysis
================================================================================
Van Gogh DCF Summary
($ in thousands)

        ------------------------------------------------------------
                                   Summary
        ------------------------------------------------------------

        Division                                 Value Range
        ---------------------             --------------------------

        Produce                            $82,360    -     $116,919

        Cotton                             $69,336    -     $109,997

        Oils                              $198,163    -     $313,944

        Corporate                         $(26,219)   -     $(31,742)
                                          --------          --------
        Total Aggregate Value             $323,640    -     $509,119

        Less Net Debt                      $5,970     -      $5,970
                                          --------          --------
        Total Equity Value                $317,670    -     $503,149
        ------------------------------------------------------------
        Value per Share*                    $4.81     -       $7.62
        ============================================================

* Assumes 66.71 million shares outstanding.


Montgomery Securities - Confidential                                          15
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Discounted Cash Flow Analysis
================================================================================
Discount Rate Justification by Division

                   Discount Rate
Division              Applied      Reasoning
---------------  ----------------  ---------------------------------------------

Produce           30.0% -  35.0%   Risks associated with agriculture (growing
                                   tomatoes and strawberries)
                                   Dependent on branded strategy

Cotton            17.5% -  22.5%   Risks associated with introduction and market
                                   penetration of BT product

Fibers            40.0% -  45.0%   Risks associated with development of product
                                   with desired attributes (color)

Oils/Food         30.0% -  35.0%   Dependent on signing of customer contracts
                                   Risks associated with penetration of multiple markets with different needs

Oils/PUFAs        40.0% -  45.0%   Risks associated with development of second
                                   construct
                                   Risks associated with introduction of
                                   products and market acceptance

Oils/Consumer     40.0% -  45.0%   Risks associated with development of products
                                   Risks associated with introduction of
                                   products and market acceptance

Oils/Industrial   27.5% -  32.5%   Risks associated with development of products
                                   Risks associated with introduction of
                                   commodity products and market acceptance

Corporate         12.5% -  17.5%   Not Applicable


Montgomery Securities - Confidential                                          16
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Discounted Cash Flow Analysis
================================================================================
Van Gogh Summary Income Statement and Cash Flow Data
($ in thousands)

                             -------------------------------------------------------------------------------------------------
                                                                         Year Ended
                             -------------------------------------------------------------------------------------------------
                                 1997           1998          1999          2000          2001           2002          2003
                             ------------   ------------  ------------  ------------  ------------  ------------  ------------
Revenues                     $  194,531.0   $  258,459.3  $  299,058.7  $  390,528.6  $  627,224.0  $  687,253.6  $  892,064.9

EBIT                               (485.4)      21,467.1      24,841.3      57,456.7     213,650.7     177,012.0     243,334.2
                             ------------   ------------  ------------  ------------  ------------  ------------  ------------
Net Income                   $   (2,692.2)  $    6,814.4  $    8,402.8  $   34,343.8  $  118,338.1  $   93,386.6  $  124,831.0
                             ============   ============  ============  ============  ============  ============  ============

Net Unlevered Free Cashflow  $   (4,063.2)  $    8,636.3  $    9,851.1  $   15,633.3  $  144,829.4  $   40,003.5  $   78,513.8

                             ----------------------------------------
                                           Year Ended
                             ----------------------------------------
                                 2004          2005          2006
                             ------------  ------------  ------------
Revenues                     $1,133,700.4  $1,356,339.9  $1,593,236.1

EBIT                            329,924.8     405,992.3     479,481.7
                             ------------  ------------  ------------
Net Income                   $  179,924.6  $  222,962.6  $  264,489.2
                             ============  ============  ============

Net Unlevered Free Cashflow  $  116,849.9  $  151,502.2  $  178,874.1


Montgomery Securities - Confidential                                          17

Discounted Cash Flow Analysis
================================================================================
Van Gogh Produce Division - Income Statement & Assumptions*
($ in thousands)

                                        --------------------------------------------------------------------------------------------
                                                                                 Year Ended
                                        --------------------------------------------------------------------------------------------
                                           1997          1998          1999          2000         2001         2002         2003
                                        ----------    ----------    ----------    ----------   ----------   ----------   ----------
Revenues                                $163,302.0    $196,125.7    $215,738.3    $237,312.1   $272,908.9   $300,199.8   $330,219.8
Cost of Sales                            139,296.6     151,997.4     168,275.9     185,103.4    212,869.0    234,155.8    257,571.4
                                        ----------    ----------    ----------    ----------   ----------   ----------   ----------
Gross Profit                              24,005.4      44,128.3      47,462.4      52,208.7     60,040.0     66,044.0     72,648.4

Operating Expenses
      Sales & Marketing                    3,429.3       3,922.5       6,040.7       8,068.6      9,006.0      9,006.0      9,906.6
      General & Administrative             6,236.3      11,597.8      10,538.7      10,776.0     10,491.3      9,809.0      7,857.7
      Research & Development               2,776.1       2,353.5       2,373.1       2,373.1      2,729.1      3,002.0      3,302.2
                                        ----------    ----------    ----------    ----------   ----------   ----------   ----------
               Total Operating Expense    12,441.8      17,873.8      18,952.5      21,217.8     22,226.3     21,817.0     21,066.5

Amortization of Goodwill                   2,582.0       3,700.0       3,700.0       3,700.0      3,700.0      3,700.0      3,700.0
                                        ----------    ----------    ----------    ----------   ----------   ----------   ----------
Operating Profit                           8,981.6      22,554.5      24,809.9      27,290.9     34,113.6     40,527.0     47,881.9

Interest Expense                          (4,228.0)     (4,559.9)     (5,048.3)     (5,553.1)    (6,386.1)    (7,024.7)    (7,727.1)
Income (loss) minority/uncons subs           437.0      (5,800.0)     (8,100.0)     (9,300.0)   (10,200.0)   (10,200.0)   (10,200.0)
Other Income (expense)                     2,392.0      (2,500.0)          0.0           0.0     (1,000.0)    (1,000.0)    (1,000.0)

                                        ----------    ----------    ----------    ----------   ----------   ----------   ----------
Net Income                              $  7,582.6    $  9,694.5    $ 11,661.6    $ 12,437.8   $ 16,527.5   $ 22,302.3   $ 28,954.7
                                        ==========    ==========    ==========    ==========   ==========   ==========   ==========

Assumptions
      Gross Margin                            14.7%         22.5%         22.0%         22.0%        22.0%        22.0%        22.0%
      Operating Margin                         5.5%         11.5%         11.5%         11.5%        12.5%        13.5%        14.5%
      Net Margin                               4.6%          4.9%          5.4%          5.2%         6.1%         7.4%         8.8%
      S&M as a % of Revenue                    2.1%          2.0%          2.8%          3.4%         3.3%         3.0%         3.0%
      G&A as a % of Revenue                    3.8%          5.9%          4.9%          4.5%         3.8%         3.3%         2.4%
      R&D as a % of Revenue                    1.7%          1.2%          1.1%          1.0%         1.0%         1.0%         1.0%
      Revenue Growth Rate                      Base         20.1%         10.0%         10.0%        15.0%        10.0%        10.0%
      Interest Expense as a % Revenue          3.0%          3.0%          3.0%          3.0%         3.0%         3.0%         3.0%


                                        --------------------------------------
                                                     Year Ended
                                        --------------------------------------
                                           2004          2005          2006
                                        ----------    ----------    ----------
Revenues                                $363,241.8    $399,565.9    $439,522.5
Cost of Sales                            283,328.6     311,661.4     342,827.6
                                        ----------    ----------    ----------
Gross Profit                              79,913.2      87,904.5      96,695.0

Operating Expenses
      Sales & Marketing                   10,897.3      11,987.0      13,185.7
      General & Administrative             5,381.0       6,289.1       7,288.1
      Research & Development               3,632.4       3,995.7       4,395.2
                                        ----------    ----------    ----------
               Total Operating Expense    19,910.7      22,271.8      24,869.0

Amortization of Goodwill                   3,700.0       3,700.0       3,700.0
                                        ----------    ----------    ----------
Operating Profit                          56,302.5      61,932.7      68,126.0

Interest Expense                          (8,499.9)     (9,349.8)    (10,284.8)
Income (loss) minority/uncons subs       (10,200.0)    (10,200.0)    (10,200.0)
Other Income (expense)                    (1,000.0)     (1,000.0)     (1,000.0)

                                        ----------    ----------    ----------
Net Income                              $ 36,602.6    $ 41,382.9    $ 46,641.2
                                        ==========    ==========    ==========

Assumptions
      Gross Margin                            22.0%         22.0%         22.0%
      Operating Margin                        15.5%         15.5%         15.5%
      Net Margin                              10.1%         10.4%         10.6%
      S&M as a % of Revenue                    3.0%          3.0%          3.0%
      G&A as a % of Revenue                    1.5%          1.6%          1.7%
      R&D as a % of Revenue                    1.0%          1.0%          1.0%
      Revenue Growth Rate                     10.0%         10.0%         10.0%
      Interest Expense as a % Revenue          3.0%          3.0%          3.0%

* Projections are from management through 2004 and extrapolated by Montgomery through 2006.


Montgomery Securities - Confidential                                          18

Discounted Cash Flow Analysis
================================================================================
Van Gogh Cotton Division - Income Statement & Assumptions
($ in thousands)

                                            ----------------------------------------------------------------------------------------
                                                                                  Year Ended
                                            ----------------------------------------------------------------------------------------
                                               1997         1998         1999         2000         2001         2002         2003
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
Revenue
      Domestic Traditional Sales            $ 9,649.5    $ 5,109.1    $ 4,010.7    $ 2,894.4    $ 2,339.8    $ 2,362.9    $ 2,386.6
      Gaucho Sales                            1,601.0      1,601.0      1,601.0      1,601.0      1,601.0      1,601.0      1,601.0
      International Sales                     4,664.9      4,698.3      3,902.5      3,153.0      3,248.0      3,344.0      3,438.0
      Herbicide Sales                         2,219.6      6,252.8      9,379.2     10,942.4     11,724.0     11,724.0     11,724.0
      Insecticide/Combo Sales                     0.0     10,346.4     15,288.0     18,566.7     21,843.2     23,071.9     24,027.5
      Other                                     688.0        788.0        936.0      1,027.0      1,107.0      1,176.0      1,195.0
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
             Total Revenues                  18,823.0     28,795.6     35,117.4     38,184.5     41,863.0     43,279.8     44,372.1

Cost of Goods Sold                           12,794.0     17,019.0     19,349.0     20,685.0     22,011.0     22,522.0     23,019.0
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
Gross Margin                                  6,029.0     11,776.6     15,768.4     17,499.5     19,852.0     20,757.8     21,353.1

Operating Expenses
      Research & Development                  2,863.0      2,951.0      2,882.0      2,961.0      3,140.0      3,433.0      3,526.0
      Sales & Marketing                       2,453.0      3,241.0      3,884.0      4,115.0      4,292.0      4,325.0      4,330.0
      General & Administrative                1,605.0      2,061.0      2,107.0      2,214.7      2,344.3      2,337.1      2,311.8
             Total Operating Expenses         6,921.0      8,253.0      8,873.0      9,290.7      9,776.3     10,095.1     10,167.8
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
Operating Profit                               (892.0)     3,523.6      6,895.4      8,208.8     10,075.7     10,662.7     11,185.3

      Interest Expense                          293.0        344.0        344.0        344.0        344.0        344.0        344.0
      Other (Income) Expense                    (15.0)       (15.0)       (15.0)       (15.0)       (15.0)       (15.0)       (15.0)
      Loss (Profit) on Sale of Assets
      State Income Tax Expense                   30.0         30.0        322.0        417.0        490.0        523.0        654.0
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
             Total Other Income & Expenses      308.0        359.0        651.0        746.0        819.0        852.0        983.0
                                            ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net Income (loss)                           ($1,200.0)   $ 3,164.6    $ 6,244.4    $ 7,462.8    $ 9,256.7    $ 9,810.7    $10,202.3
                                            =========    =========    =========    =========    =========    =========    =========

Margins
      Gross Margin                               32.0%        40.9%        44.9%        45.8%        47.4%        48.0%        48.1%
      Operating Margin                           -4.7%        12.2%        19.6%        21.5%        24.1%        24.6%        25.2%
      Net Margin                                 -6.4%        11.0%        17.8%        19.5%        22.1%        22.7%        23.0%
      COGS as a % of Revenue                     68.0%        59.1%        55.1%        54.2%        52.6%        52.0%        51.9%
      R&D as a % of Revenue                      15.2%        10.2%         8.2%         7.8%         7.5%         7.9%         7.9%
      G&A as a % of Revenue                       8.5%         7.2%         6.0%         5.8%         5.6%         5.4%         5.2%

Revenue Growth Rate                              Base         53.0%        22.0%         8.7%         9.6%         3.4%         2.5%


                                            -----------------------------------
                                                        Year Ended
                                            -----------------------------------
                                               2004         2005         2006
                                            ---------    ---------    ---------
Revenue
      Domestic Traditional Sales            $ 2,409.6    $ 2,434.6    $ 2,458.9
      Gaucho Sales                            1,601.0      1,601.0      1,601.0
      International Sales                     3,525.0      3,551.0      3,578.0
      Herbicide Sales                        13,287.2     14,850.4     15,632.0
      Insecticide/Combo Sales                26,211.8     27,304.0     28,532.7
      Other                                   1,271.0      1,327.0      1,355.0
                                            ---------    ---------    ---------
             Total Revenues                  48,305.6     51,068.0     53,157.6

Cost of Goods Sold                           24,948.0     26,365.0     27,272.0
                                            ---------    ---------    ---------
Gross Margin                                 23,357.6     24,703.0     25,885.6

Operating Expenses
      Research & Development                  3,817.0      4,048.0      4,216.0
      Sales & Marketing                       4,555.0      4,555.0      4,555.0
      General & Administrative                2,415.3      2,553.4      2,657.9
             Total Operating Expenses        10,787.3     11,156.4     11,428.9
                                            ---------    ---------    ---------
Operating Profit                             12,570.4     13,546.6     14,456.7

      Interest Expense                          344.0        344.0        344.0
      Other (Income) Expense                    (15.0)       (15.0)       (15.0)
      Loss (Profit) on Sale of Assets
      State Income Tax Expense                  628.0        684.0        727.0
                                            ---------    ---------    ---------
             Total Other Income & Expenses      957.0      1,013.0      1,056.0
                                            ---------    ---------    ---------
Net Income (loss)                           $11,613.4    $12,533.6    $13,400.7
                                            =========    =========    =========

Margins
      Gross Margin                               48.4%        48.4%        48.7%
      Operating Margin                           26.0%        26.5%        27.2%
      Net Margin                                 24.0%        24.5%        25.2%
      COGS as a % of Revenue                     51.6%        51.6%        51.3%
      R&D as a % of Revenue                       7.9%         7.9%         7.9%
      G&A as a % of Revenue                       5.0%         5.0%         5.0%

Revenue Growth Rate                               8.9%         5.7%         4.1%


Montgomery Securities - Confidential                                          19

Discounted Cash Flow Analysis
================================================================================
Van Gogh Cotton Division - Income Statement & Assumptions
($ in thousands)

                             -------------------------------------------------------------------------------------------------
                                                                         Year Ended
                             -------------------------------------------------------------------------------------------------
                               1997      1998      1999      2000      2001      2002      2003      2004      2005      2006
                             -------   -------   -------    ------    ------    ------    ------    ------    ------    ------
Assumptions
  Volume
    Domestic International   274,680   144,000   112,000    80,000    64,000    64,000    64,000    64,000    64,000    64,000
    International            152,000   152,000   125,000   100,000   100,000   100,000   100,000   100,000   100,000   100,000
    Herbicides                40,000   128,000   192,000   224,000   240,000   240,000   240,000   272,000   304,000   320,000
    Insecticides/Combo             0   144,000   224,000   272,000   320,000   338,000   352,000   384,000   400,000   418,000

  Price/Bag
    Domestic International  $  35.13  $  35.48  $  35.81  $  36.18  $  36.56  $  36.92  $  37.29  $  37.65  $  38.04  $  38.42
    International           $  30.69  $  30.91  $  31.22  $  31.53  $  32.48  $  33.44  $  34.38  $  35.25  $  35.51  $  35.78
    Herbicide               $  55.49  $  48.85  $  48.85  $  48.85  $  48.85  $  48.85  $  48.85  $  48.85  $  48.85  $  48.85
    Insecticide             $  71.85  $  71.85  $  68.25  $  68.26  $  68.26  $  68.26  $  68.26  $  68.26  $  68.26  $  68.26


Montgomery Securities - Confidential                                          20

Discounted Cash Flow Analysis
================================================================================
Van Gogh Fibers Division - Income Statement & Assumptions
($ in thousands)

                                             ---------------------------------------------------------------------------------------
                                                                                    Year Ended
                                             ---------------------------------------------------------------------------------------
                                                1997         1998         1999         2000        2001         2002        2003
                                             ----------   ----------   ----------   ----------  ----------   ----------  ----------
Revenues
      Fiber Sales                                    NA           NA           NA           NA  $    792.0   $ 15,840.0  $ 41,184.0
      Miscellaneous Revenues                    1,500.0      1,500.0      1,500.0      1,500.0     1,250.0      1,000.0     1,250.0
                                             ----------   ----------   ----------   ----------  ----------   ----------  ----------
               Total Revenues                   1,500.0      1,500.0      1,500.0      1,500.0     2,042.0     16,840.0    42,434.0
                                             ----------   ----------   ----------   ----------  ----------   ----------  ----------

Cost of Goods Sold
      Fiber COGS                                                                                     528.0     10,560.0    27,456.0
      Delinting Costs                                                                                 85.0         85.0       138.0
      Field Production                                                                                75.0        150.0       300.0
      Royalty Payments                                                                                41.6        831.6     2,621.0
                                             ----------   ----------   ----------   ----------  ----------   ----------  ----------
               Total COGS                                                                            729.6     11,626.6    30,515.0
                                             ----------   ----------   ----------   ----------  ----------   ----------  ----------
Gross Profit                                    1,500.0      1,500.0      1,500.0      1,500.0     1,312.4      5,213.4    11,919.0
                                             ----------   ----------   ----------   ----------  ----------   ----------  ----------

Operating Expenses
      Research                                  1,312.0      1,508.0      1,508.0      1,508.0     1,523.0      1,671.0     1,798.0
      Product Development                         274.0        689.0        689.0        689.0       821.0      1,074.0     1,228.0
      Sales & Marketing                            72.0         72.0         72.0         72.0        72.0         72.0       100.0
      General & Administrative                    335.0        371.0        371.0        371.0       449.0        470.0       499.0
                                             ----------   ----------   ----------   ----------  ----------   ----------  ----------
               Total Operating Expenses         1,993.0      2,640.0      2,640.0      2,640.0     2,865.0      3,287.0     3,625.0
                                             ----------   ----------   ----------   ----------  ----------   ----------  ----------
Operating Profit                             $   (493.0)  $ (1,140.0)  $ (1,140.0)  $ (1,140.0) $ (1,552.6)  $  1,926.4  $  8,294.0
                                             ==========   ==========   ==========   ==========  ==========   ==========  ==========

Assumptions
      Fiber Sold (000 lbs.)                           0            0            0            0         480         9600       24960
      Fiber Sold Growth Rate                         NA           NA           NA           NA          NA         1900%        160%
      Price/lb ($)                                   NA           NA           NA           NA       $1.65        $1.65       $1.65
      COGS - Fiber COS                              0.0%         0.0%         0.0%         0.0%       25.9%        62.7%       64.7%
      COGS - Delinting Costs                        0.0%         0.0%         0.0%         0.0%        4.2%         0.5%        0.3%
      COGS - Field Production                       0.0%         0.0%         0.0%         0.0%        3.7%         0.9%        0.7%
      COGS - Royalty Payments                       0.0%         0.0%         0.0%         0.0%        2.0%         4.9%        6.2%
      Gross Margin                                100.0%       100.0%       100.0%       100.0%       64.3%        31.0%       28.1%
      Research                                     87.5%       100.5%       100.5%       100.5%       74.6%         9.9%        4.2%
      Product Development as a % of Revenue        18.3%        45.9%        45.9%        45.9%       40.2%         6.4%        2.9%
      Sales & Marketing as a % of Revenue           4.8%         4.8%         4.8%         4.8%        3.5%         0.4%        0.2%
      G&A as a % of Revenue                        22.3%        24.7%        24.7%        24.7%       22.0%         2.8%        1.2%
      Operating Margin                               NM           NM           NM           NM          NM         11.4%       19.5%


                                             -----------------------------------
                                                         Year Ended
                                             ----------------------------------
                                                2004        2005        2006
                                             ----------  ----------  ----------
Revenues
      Fiber Sales                            $102,480.0  $134,400.0  $168,000.0
      Miscellaneous Revenues                    1,500.0     1,500.0     1,500.0
                                             ----------  ----------  ----------
               Total Revenues                 103,980.0   135,900.0   169,500.0
                                             ----------  ----------  ----------

Cost of Goods Sold
      Fiber COGS                               64,416.0    84,480.0   105,600.0
      Delinting Costs                             279.0       350.0       425.0
      Field Production                            375.0       450.0       525.0
      Royalty Payments                          6,149.0     7,056.0     8,820.0
                                             ----------  ----------  ----------
               Total COGS                      71,219.0    92,336.0   115,370.0
                                             ----------  ----------  ----------
Gross Profit                                   32,761.0    43,564.0    54,130.0
                                             ----------  ----------  ----------

Operating Expenses
      Research                                  1,845.0     1,942.0     1,942.0
      Product Development                       1,547.0     1,379.0     1,371.0
      Sales & Marketing                           100.0       150.0       150.0
      General & Administrative                    514.0       514.0       514.0
                                             ----------  ----------  ----------
               Total Operating Expenses         4,006.0     3,985.0     3,977.0
                                             ----------  ----------  ----------
Operating Profit                             $ 28,755.0  $ 39,579.0  $ 50,153.0
                                             ==========  ==========  ==========

Assumptions
      Fiber Sold (000 lbs.)                       58560       76800       96000
      Fiber Sold Growth Rate                        135%         31%         25%
      Price/lb ($)                                $1.75       $1.75       $1.75
      COGS - Fiber COS                             62.0%       62.2%       62.3%
      COGS - Delinting Costs                        0.3%        0.3%        0.3%
      COGS - Field Production                       0.4%        0.3%        0.3%
      COGS - Royalty Payments                       5.9%        5.2%        5.2%
      Gross Margin                                 31.5%       32.1%       31.9%
      Research                                      1.8%        1.4%        1.1%
      Product Development as a % of Revenue         1.5%        1.0%        0.8%
      Sales & Marketing as a % of Revenue           0.1%        0.1%        0.1%
      G&A as a % of Revenue                         0.5%        0.4%        0.3%
      Operating Margin                             27.7%       29.1%       29.6%


Montgomery Securities - Confidential                                          21

Discounted Cash Flow Analysis
================================================================================
Van Gogh Oils Division/Food - Income Statement & Assumptions
($ in thousands)

                                          ------------------------------------------------------------------------------------------
                                                                                  Year Ended
                                          ------------------------------------------------------------------------------------------
                                             1997          1998         1999         2000         2001         2002         2003
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
Sales Revenues                            $  4,455.0    $ 22,106.0   $ 30,987.0   $ 76,268.0   $131,838.0   $210,262.0   $312,659.0
Planting Seed Net Revenue                       51.0         241.0        326.0        553.0        992.0      1,609.0      2,560.0
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
      Total Revenue                          4,506.0      22,347.0     31,313.0     76,821.0    132,830.0    211,871.0    315,219.0

Cost of Good Sold                            2,950.0      14,159.0     19,517.0     44,852.0     79,212.0    126,151.0    195,977.0
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
Gross Margin                                 1,556.0       8,188.0     11,796.0     31,969.0     53,618.0     85,720.0    119,242.0

Research                                     2,058.0       2,140.0      2,226.0      2,315.0      2,408.0      2,504.0      2,604.0
Applications/Sales/Tech Service              1,775.0       2,211.0      3,099.0      5,339.0      9,229.0     14,718.0     21,886.0
General and Administrative                   1,491.0       1,363.0      1,361.0      2,084.0      3,354.0      5,053.0      7,098.0
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
Operating Income                            (3,768.0)      2,474.0      5,110.0     22,231.0     38,627.0     63,445.0     87,654.0

Interest Expense                                53.0         259.0        359.0        848.0      1,485.0      2,366.0      3,612.0
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
Pretax Income                               (3,821.0)      2,215.0      4,751.0     21,383.0     37,142.0     61,079.0     84,042.0
Income Tax                                  24,432.0      33,616.0     42,653.0     47,375.0     51,835.0
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
Subtotal                                    (3,821.0)      2,215.0      4,751.0     21,383.0     37,142.0     36,647.0     50,426.0
Monsanto 20%                                            $    443.0   $    950.2   $  4,276.6   $  7,428.4   $  7,329.4   $ 10,085.2
                                          ----------    ----------   ----------   ----------   ----------   ----------   ----------
Net Income                                ($ 3,821.0)   $  1,772.0   $  3,800.8   $ 17,106.4   $ 29,713.6   $ 29,317.6   $ 40,340.8
                                          ==========    ==========   ==========   ==========   ==========   ==========   ==========

Assumptions
      Revenue Growth Rate                       Base         395.9%        40.1%       145.3%        72.9%        59.5%        48.8%
      Gross Margin as a % of Revenue            34.5%         36.6%        37.7%        41.6%        40.4%        40.5%        37.8%
      Operating Income as a % of Revenue       -83.6%         11.1%        16.3%        28.9%        29.1%        29.9%        27.8%
      Net Income as a % of Revenue             -84.8%          7.9%        12.1%        22.3%        22.4%        13.8%        12.8%


                                          ------------------------------------
                                                       Year Ended
                                          ------------------------------------
                                             2004         2005         2006
                                          ----------   ----------   ----------
Sales Revenues                            $397,957.0   $469,185.0   $542,662.0
Planting Seed Net Revenue                    3,365.0      4,181.0      5,136.0
                                          ----------   ----------   ----------
      Total Revenue                        401,322.0    473,366.0    547,798.0

Cost of Good Sold                          251,009.0    304,349.0    361,034.0
                                          ----------   ----------   ----------
Gross Margin                               150,313.0    169,017.0    186,764.0

Research                                     2,708.0      2,817.0      2,929.0
Applications/Sales/Tech Service             27,857.0     32,843.0     37,986.0
General and Administrative                   8,499.0      9,384.0      9,756.0
                                          ----------   ----------   ----------
Operating Income                           111,249.0    123,973.0    136,093.0

Interest Expense                             4,615.0      5,536.0      6,504.0
                                          ----------   ----------   ----------
Pretax Income                              106,634.0    118,437.0    129,589.0
Income Tax
                                          ----------   ----------   ----------
Subtotal                                    63,981.0     71,062.0     77,754.0
Monsanto 20%                              $ 12,796.2   $ 14,212.4   $ 15,550.8
                                          ----------   ----------   ----------
Net Income                                $ 51,184.8   $ 56,849.6   $ 62,203.2
                                          ==========   ==========   ==========

Assumptions
      Revenue Growth Rate                       27.3%        18.0%        15.7%
      Gross Margin as a % of Revenue            37.5%        35.7%        34.1%
      Operating Income as a % of Revenue        27.7%        26.2%        24.8%
      Net Income as a % of Revenue              12.8%        12.0%        11.4%


Montgomery Securities - Confidential                                          22

Discounted Cash Flow Analysis
================================================================================
Van Gogh Oils Division/PUFA - Income Statement & Assumptions
($ in thousands)

                                          -----------------------------------------------------------------------------------------
                                                                                 Year Ended
                                          -----------------------------------------------------------------------------------------
                                             1997         1998         1999         2000         2001         2002         2003
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Sales Revenues                                                                   $  3,736.0   $ 12,648.0   $ 22,915.0   $ 38,589.0
Contract Revenue                             2,800.0      2,500.0      2,500.0      2,000.0      1,250.0          0.0          0.0
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
      Total Revenue                          2,800.0      2,500.0      2,500.0      5,736.0     13,898.0     22,915.0     38,589.0

COGS                                                                                  416.0      1,210.0      1,944.0      3,136.0
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Gross Margin                                 2,800.0      2,500.0      2,500.0      5,320.0     12,688.0     20,971.0     35,453.0

Research                                     2,058.0      2,140.0      2,140.0      2,226.0      2,315.0      2,408.0      2,504.0
Applications/Sales/Tech Service                  0.0        150.0        150.0        150.0        150.0        300.0        300.0
General and Administrative                       0.0          0.0          0.0        124.0        174.0        255.0        553.0
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Operating Income                               742.0        210.0        210.0      2,820.0     10,049.0     18,008.0     32,096.0

Interest Expense                                 0.0          0.0          0.0         22.0         71.0        126.0        210.0
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Pretax Income                                  742.0        210.0        210.0      2,798.0      9,978.0     17,882.0     31,886.0
Income Tax                                       0.0          0.0          0.0          0.0          0.0          0.0     12,755.0
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Subtotal                                       742.0        210.0        210.0      2,798.0      9,978.0     17,882.0     19,131.0
Monsanto 20%                                   148.4         42.0         42.0        559.6      1,995.6      3,576.4      3,826.2
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net Income                                $    593.6   $    168.0   $    168.0   $  2,238.4   $  7,982.4   $ 14,305.6   $ 15,304.8
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========

Assumptions
      Revenue Growth Rate                       Base        -10.7%         0.0%       129.4%       142.3%        64.9%        68.4%
      Gross Margin as a % of Revenue           100.0%       100.0%       100.0%        92.7%        91.3%        91.5%        91.9%
      Operating Income as a % of Revenue        26.5%         8.4%         8.4%        49.2%        72.3%        78.6%        83.2%
      Net Income as a % of Revenue              21.2%         6.7%         6.7%        39.0%        57.4%        62.4%        39.7%


                                          ------------------------------------
                                                       Year Ended
                                          ------------------------------------
                                             2004         2005         2006
                                          ----------   ----------   ----------
Sales Revenues                            $ 54,890.0   $ 81,024.0   $100,203.0
Contract Revenue                                 0.0          0.0          0.0
                                          ----------   ----------   ----------
      Total Revenue                         54,890.0     81,024.0    100,203.0

COGS                                         4,398.0      6,422.0      7,818.0
                                          ----------   ----------   ----------
Gross Margin                                50,492.0     74,602.0     92,385.0

Research                                     2,604.0      2,708.0      2,817.0
Applications/Sales/Tech Service                300.0        300.0        300.0
General and Administrative                     800.0      1,245.0      1,346.0
                                          ----------   ----------   ----------
Operating Income                            46,788.0     70,349.0     87,922.0

Interest Expense                               298.0        439.0        542.0
                                          ----------   ----------   ----------
Pretax Income                               46,490.0     69,910.0     87,380.0
Income Tax                                  18,596.0     27,964.0     34,952.0
                                          ----------   ----------   ----------
Subtotal                                    27,894.0     41,946.0     52,428.0
Monsanto 20%                                 5,578.8      8,389.2     10,485.6
                                          ----------   ----------   ----------
Net Income                                $ 22,315.2   $ 33,556.8   $ 41,942.4
                                          ==========   ==========   ==========

Assumptions
      Revenue Growth Rate                       42.2%        47.6%        23.7%
      Gross Margin as a % of Revenue            92.0%        92.1%        92.2%
      Operating Income as a % of Revenue        85.2%        86.8%        87.7%
      Net Income as a % of Revenue              40.7%        41.4%        41.9%


Montgomery Securities - Confidential                                          23

Discounted Cash Flow Analysis
================================================================================
Van Gogh Oils Division/Industrial - Income Statement & Assumptions
($ in thousands)

                                          ------------------------------------------------------------------------------------------
                                                                                                      Year Ended
                                          ------------------------------------------------------------------------------------------
                                             1997         1998         1999         2000         2001         2002         2003
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Sales Revenues                            $      0.0   $  3,049.0   $  9,421.0   $ 18,194.0   $ 41,621.0   $ 52,434.0   $ 73,473.0
Planting Seed Net Revenue                        0.0         42.0        131.0        253.0        567.0        709.0        937.0
Contract Revenue                             3,000.0      3,500.0      2,500.0      1,500.0      1,500.0
CalChem non GE Product Revenue                 600.0        600.0        838.0      1,028.0      1,244.0      1,505.0      1,821.0
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
      Total Revenue                          3,600.0      7,191.0     12,890.0     20,975.0     44,932.0     54,648.0     76,231.0

COGS                                             0.0      2,266.0      7,002.0     13,522.0     30,738.0     38,355.0     52,296.0
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Gross Margin                                 3,600.0      4,925.0      5,888.0      7,453.0     14,194.0     16,293.0     23,935.0

Research                                     2,058.0      2,140.0      2,226.0      2,315.0      2,408.0      2,504.0      2,604.0
Applications/Sales/Tech Service                 50.0        152.0        283.0        546.0      1,249.0      1,573.0      2,204.0
General and Administrative                       0.0        188.0        423.0        546.0      1,249.0      1,573.0      2,204.0
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Operating Income                             1,492.0      2,445.0      2,956.0      4,046.0      9,288.0     10,643.0     16,923.0

Interest Expense                                 0.0         39.0        121.0        234.0        533.0        667.0        919.0
Partner Profit Sharing                           0.0        212.0        750.0      1,014.0      2,367.0      2,842.0      3,848.0
Pre-tax Income                               1,492.0      2,194.0      2,085.0      2,798.0      6,388.0      7,134.0     12,156.0
Income Tax                                                                                                    2,854.0      4,863.0
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Subtotal                                     1,492.0      2,194.0      2,085.0      2,798.0      6,388.0      4,280.0      7,293.0
Monsanto 20%                              $    298.4   $    438.8   $    417.0   $    559.6   $  1,277.6   $    856.0   $  1,458.6
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net Income                                $  1,193.6   $  1,755.2   $  1,668.0   $  2,238.4   $  5,110.4   $  3,424.0   $  5,834.4
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========

Assumptions
      Revenue Growth Rate                       Base         99.8%        79.3%        62.7%       114.2%        21.6%        39.5%
      Gross Margin as a % of Revenue           100.0%        68.5%        45.7%        35.5%        31.6%        29.8%        31.4%
      Operating Income as a % of Revenue        41.4%        34.0%        22.9%        19.3%        20.7%        19.5%        22.2%
      Net Income as a % of Revenue              33.2%        24.4%        12.9%        10.7%        11.4%         6.3%         7.7%


                                          ------------------------------------
                                                       Year Ended
                                          ------------------------------------
                                             2004         2005         2006
                                          ----------   ----------   ----------
Sales Revenues                            $104,509.0   $146,259.0   $202,069.0
Planting Seed Net Revenue                    1,249.0      1,691.0          0.0
Contract Revenue
CalChem non GE Product Revenue               2,203.0      2,666.0      3,226.0
                                          ----------   ----------   ----------
      Total Revenue                        107,961.0    150,616.0    205,295.0

COGS                                        73,495.0    102,727.0    142,075.0
                                          ----------   ----------   ----------
Gross Margin                                34,466.0     47,889.0     63,220.0

Research                                     2,708.0      2,817.0      2,929.0
Applications/Sales/Tech Service              2,899.0      3,780.0      4,810.0
General and Administrative                   2,899.0      3,780.0      4,810.0
                                          ----------   ----------   ----------
Operating Income                            25,960.0     37,512.0     50,671.0

Interest Expense                             1,297.0      1,814.0      2,507.0
Partner Profit Sharing                       5,427.0      7,246.0      9,572.0
Pre-tax Income                              19,236.0     28,452.0     38,592.0
Income Tax                                   7,694.0     11,381.0     15,437.0
                                          ----------   ----------   ----------
Subtotal                                    11,542.0     17,071.0     23,155.0
Monsanto 20%                              $  2,308.4   $  3,414.2   $  4,631.0
                                          ----------   ----------   ----------
Net Income                                $  9,233.6   $ 13,656.8   $ 18,524.0
                                          ==========   ==========   ==========

Assumptions
      Revenue Growth Rate                       41.6%        39.5%        36.3%
      Gross Margin as a % of Revenue            31.9%        31.8%        30.8%
      Operating Income as a % of Revenue        24.0%        24.9%        24.7%
      Net Income as a % of Revenue               8.6%         9.1%         9.0%


Montgomery Securities - Confidential                                          24

Discounted Cash Flow Analysis
================================================================================
Van Gogh Oils Division/Consumer - Income Statement & Assumptions
($ in thousands)

                                           ------------------------------------------------------------------------------------
                                                                             Year Ended
                                           ------------------------------------------------------------------------------------
                                              1997       1998       1999        2000         2001          2002        2003
                                           ---------  ---------   ---------  ----------    ---------    ---------    ---------
Sales - Beverage                                                              $25,000.0   $150,000.0   $300,000.0   $360,000.0
Sales - Snack Food                                                             15,000.0    100,000.0    200,000.0    240,000.0
                                           ---------  ---------   ---------   ---------   ----------   ----------   ----------
      Total Sales                                                              40,000.0    250,000.0    500,000.0    600,000.0

Margin from Product Sales                                                      10,000.0
Sale of Product Lines                                                                      100,000.0
Royalty Revenue @7.5%                                                                       18,750.0     37,500.0     45,000.0
                                           ---------  ---------   ---------   ---------   ----------   ----------   ----------
      Total Revenues                                                           10,000.0    118,750.0     37,500.0     45,000.0

Operating Expense
      Research & Breeding                    1,000.0    1,000.0     1,000.0
      Product Development - Beverage                    1,000.0     1,000.0
      Product Development - Snack Food                  1,000.0     1,000.0
      Test Market - Beverage                                        2,500.0     5,000.0
      Test Market - Snack Food                                      2,500.0     5,000.0
                                           ---------  ---------   ---------   ---------   ----------   ----------   ----------
               Total Operating Expenses      1,000.0    3,000.0     8,000.0    10,000.0
                                           ---------  ---------   ---------   ---------   ----------   ----------   ----------
Operating Income                            (1,000.0)  (3,000.0)   (8,000.0)        0.0    118,750.0     37,500.0     45,000.0
Income Tax                                                                                  47,500.0     15,000.0     18,000.0
                                           ---------  ---------   ---------   ---------   ----------   ----------   ----------
Subtotal                                    (1,000.0)  (3,000.0)   (8,000.0)        0.0     71,250.0     22,500.0     27,000.0
Monsanto (20%)                                                                              14,250.0      4,500.0      5,400.0
                                           ---------  ---------   ---------   ---------   ----------   ----------   ----------
Net Income                                 $(1,000.0) $(3,000.0)  $(8,000.0)       $0.0   $ 57,000.0   $ 18,000.0   $ 21,600.0
                                           =========  =========   =========   =========   ==========   ==========   ==========

Assumptions
      Revenue Growth Rate                                                                      525.0%       100.0%        20.0%
      Operating Income as a % of Revenue                                                        47.5%         7.5%         7.5%
      Net Income as a % of Revenue                                                              22.8%         3.6%         3.6%


                                          -----------------------------------
                                                      Year Ended
                                          -----------------------------------
                                             2004         2005         2006
                                           ---------   ---------    ---------
Sales - Beverage                          $432,000.0  $518,400.0 $  622,080.0
Sales - Snack Food                         288,000.0   345,600.0    414,720.0
                                          ----------  ---------- ------------
      Total Sales                          720,000.0   864,000.0  1,036,800.0

Margin from Product Sales
Sale of Product Lines
Royalty Revenue @7.5%                       54,000.0    64,800.0     77,760.0
                                          ----------  ---------- ------------
      Total Revenues                        54,000.0    64,800.0     77,760.0

Operating Expense
      Research & Breeding
      Product Development - Beverage
      Product Development - Snack Food
      Test Market - Beverage
      Test Market - Snack Food
                                          ----------  ---------- ------------
               Total Operating Expenses
                                          ----------  ---------- ------------
Operating Income                            54,000.0    64,800.0     77,760.0
Income Tax                                  21,600.0    25,920.0     31,104.0
                                          ----------  ---------- ------------
Subtotal                                    32,400.0    38,880.0     46,656.0
Monsanto (20%)                               6,480.0     7,776.0      9,331.2
                                          ----------  ---------- ------------
Net Income                                $ 25,920.0  $ 31,104.0 $   37,324.8
                                          ==========  ========== ============

Assumptions
      Revenue Growth Rate                       20.0%       20.0%        20.0%
      Operating Income as a % of Revenue         7.5%        7.5%         7.5%
      Net Income as a % of Revenue               3.6%        3.6%         3.6%


Montgomery Securities - Confidential                                          25

Discounted Cash Flow Analysis
================================================================================
Van Gogh Corporate - Income Statement
($ in thousands)

                                      ---------------------------------------------------------------------------------------
                                                                                             Year Ended
                                      ---------------------------------------------------------------------------------------
                                         1997         1998        1999         2000         2001         2002         2003
                                      ---------    ---------   ---------    ---------    ---------    ---------    ---------
Technology License                    $ 1,000.0    $ 1,000.0   $ 1,000.0    $ 1,000.0    $ 1,000.0    $ 1,000.0    $ 1,000.0

Sales General & Administrative         (6,548.0)    (6,600.0)   (7,000.0)    (7,000.0)    (6,700.0)    (6,700.0)    (6,700.0)
                                      ---------    ---------   ---------    ---------    ---------    ---------    ---------
EBIT                                  $(5,548.0)   $(5,600.0)  $(6,000.0)   $(6,000.0)   $(5,700.0)   $(5,700.0)   $(5,700.0)


                                      -----------------------------------
Year Ended
                                      -----------------------------------
                                         2004         2005         2006
                                      ---------    ---------    ---------
Technology License                    $ 1,000.0    $ 1,000.0    $ 1,000.0

Sales General & Administrative         (6,700.0)    (6,700.0)    (6,700.0)
                                      ---------    ---------    ---------
EBIT                                  $(5,700.0)   $(5,700.0)   $(5,700.0)


Montgomery Securities - Confidential                                          26

Discounted Cash Flow Analysis
================================================================================
Van Gogh Produce Division - Cash Flow Statement
($ in thousands)

                                                         ---------------------------------------------------------------------------
                                                                                                                 Year Ended
                                                         ---------------------------------------------------------------------------
                                                            1997        1998        1999         2000         2001          2002
                                                         ---------   ---------    ---------   ----------   ----------    ----------
Cash flow from operations
       Net Income                                        $ 7,582.6   $ 9,694.5    $11,661.6   $ 12,437.8   $ 16,527.5    $ 22,302.3
          Depreciation                                     5,300.0     6,500.0      6,500.0      6,500.0      6,500.0       6,500.0
          Amortization                                     3,700.0     3,700.0      3,700.0      3,700.0      3,700.0       3,700.0
          Working Capital
                Accounts Receivable                            0.0    (6,000.0)    (3,000.0)    (3,000.0)    (3,000.0)     (3,000.0)
                Inventory                                      0.0    (4,500.0)    (3,900.0)    (3,900.0)    (1,800.0)     (1,800.0)
                Accounts payable and accured liabilities  (1,000.0)    5,400.0      2,700.0      2,700.0      2,700.0       2,700.0
                Deferred Interest - Monsanto LT Debt       2,500.0     2,500.0      2,500.0      2,500.0      2,500.0       2,500.0
                Other current assets and liabilities      (5,700.0)   (5,100.0)    (5,000.0)    (5,000.0)    (5,000.0)     (5,000.0)
                                                         ---------   ---------    ---------   ----------   ----------    ----------
          Net cash provided by (used in) operations       12,382.6    12,194.5     15,161.6     15,937.8     22,127.5      27,902.3

Investing Activities
       Capital Equipment                                  (3,000.0)   (3,000.0)    (3,000.0)    (3,000.0)    (3,000.0)     (3,000.0)
       Investment in subs or JVs                               0.0         0.0          0.0     (9,000.0)   (11,000.0)    (11,000.0)
                                                         ---------   ---------    ---------   ----------   ----------    ----------
          Net cash used in investing                      (3,000.0)   (3,000.0)    (3,000.0)   (12,000.0)   (14,000.0)    (14,000.0)

Net cash before financing                                  9,382.6     9,194.5     12,161.6      3,937.8      8,127.5      13,902.3


                                                         ------------------------------------------------
                                                                           Year Ended
                                                         ------------------------------------------------
                                                            2003         2004         2005         2006
                                                         ---------    ---------    ---------    ---------
Cash flow from operations
       Net Income                                        $28,954.7    $36,602.6    $41,382.9    $46,641.2
          Depreciation                                     6,500.0      6,500.0      6,500.0      6,500.0
          Amortization                                     3,700.0      3,700.0      3,700.0      3,700.0
          Working Capital
                Accounts Receivable                       (3,000.0)    (3,000.0)    (3,000.0)    (3,000.0)
                Inventory                                 (1,800.0)    (1,800.0)    (1,800.0)    (1,800.0)
                Accounts payable and accured liabilities   2,700.0      2,700.0      2,700.0      2,700.0
                Deferred Interest - Monsanto LT Debt       2,500.0      2,500.0      2,500.0      2,500.0
                Other current assets and liabilities      (5,000.0)    (5,000.0)    (5,000.0)    (5,000.0)
                                                         ---------    ---------    ---------    ---------
          Net cash provided by (used in) operations       34,554.7     42,202.6     46,982.9     52,241.2

Investing Activities
       Capital Equipment                                  (3,000.0)    (3,000.0)    (3,000.0)    (3,000.0)
       Investment in subs or JVs                          (4,000.0)    (4,000.0)    (4,000.0)    (4,000.0)
                                                         ---------    ---------    ---------    ---------
          Net cash used in investing                      (7,000.0)    (7,000.0)    (7,000.0)    (7,000.0)

Net cash before financing                                 27,554.7     35,202.6     39,982.9     45,241.2

* Projections are from management through 2004 and extrapolated by Montgomery through 2006.


Montgomery Securities - Confidential                                          27

Discounted Cash Flow Analysis
================================================================================
Van Gogh Cotton Division - Cash Flow Statement
($ in thousands)

                                                     -------------------------------------------------------------------------------
                                                                                           Year Ended
                                                     -------------------------------------------------------------------------------
                                                        1997        1998       1999        2000       2001       2002        2003
                                                     ---------   ---------  ---------   ---------  ---------   --------   ---------
    Net Income                                       $(1,200.0)  $ 3,164.6  $ 6,244.4   $ 7,462.8  $ 9,256.7   $9,810.7   $10,202.3

    Cash Flows from Operating Activities
              Receivables                               (968.0)   (1,050.0)    (788.0)     (295.0)    (360.0)    (133.0)     (132.0)
              Inventory                               (1,260.0)   (3,795.0)  (2,095.0)   (1,170.0)  (1,185.0)    (432.0)     (431.0)
              Prepaid Expenses                           (45.0)      (21.0)      (5.0)       (5.0)      (5.0)      (5.0)       (5.0)
              Accrued Customer Incentives                 85.0        63.0       47.0        18.0       21.0        8.0         8.0
              Other Current Liabilities                  304.0       793.0      444.0       241.0      222.0       89.0        82.0
              Depreciation & Goodwill                  1,011.0     1,098.0      933.0       888.0      888.0      888.0       888.0
                                                     ---------   ---------  ---------   ---------  ---------   --------   ---------
                    Total Net Operating Cash Flows      (873.0)   (2,912.0)  (1,464.0)     (323.0)    (419.0)     415.0       410.0

    Cash Flows from Investing Activities
           Capital Expenditures                       (1,236.0)     (852.0)    (489.0)     (412.0)    (490.0)    (621.0)     (440.0)
           Product Patent Rights                         118.0       118.0      118.0       118.0      118.0      118.0       118.0
           Germplasm, net                                225.0       165.0      127.0        97.0       97.0       97.0        97.0
                                                     ---------   ---------  ---------   ---------  ---------   --------   ---------
                    Total Net Investing Cash Flows      (893.0)     (569.0)    (244.0)     (197.0)    (275.0)    (406.0)     (225.0)

    Net Cash Flows before Financing Activities        (2,966.0)     (316.4)   4,536.4     6,942.8    8,562.7    9,819.7    10,387.3


                                                -------------------------------
                                                          Year Ended
                                                -------------------------------
                                                   2004       2005       2006
                                                ---------  ---------  ---------
Net Income                                      $11,613.4  $12,533.6  $13,400.7

Cash Flows from Operating Activities
          Receivables                              (428.0)    (307.0)    (218.0)
          Inventory                              (1,703.0)  (1,272.0)    (852.0)
          Prepaid Expenses                           (5.0)      (5.0)      (5.0)
          Accrued Customer Incentives                25.0       18.0       18.0
          Other Current Liabilities                 291.0      236.0      149.0
          Depreciation & Goodwill                   798.0      798.0      798.0
                                                ---------  ---------  ---------
                Total Net Operating Cash Flows   (1,022.0)    (532.0)    (110.0)

Cash Flows from Investing Activities
       Capital Expenditures                        (700.0)    (782.0)    (812.0)
       Product Patent Rights                        118.0      118.0      118.0
       Germplasm, net                                97.0       97.0       97.0
                                                ---------  ---------  ---------
                Total Net Investing Cash Flows     (485.0)    (567.0)    (597.0)

Net Cash Flows before Financing Activities       10,106.4   11,434.6   12,693.7


Montgomery Securities - Confidential                                          28

Discounted Cash Flow Analysis
================================================================================
Van Gogh Oils Division/Food - Balance Sheet and Working Capital Changes
($ in thousands)

                                            ------------------------------------------------------------------------------
                                                                            Year Ended
                                            ------------------------------------------------------------------------------
                                               1997        1998         1999          2000           2001          2002
                                            ---------    ---------   ----------    ----------     ----------    ----------
Current Assets
    Cash & Cash Equivalents                 $(4,950.0)   $(3,844.0)  $ (2,077.0)   $ 11,773.0     $ 37,133.0    $ 60,038.0
    Accounts Receivable                         446.0      2,211.0      3,099.0       7,627.0       13,184.0      21,026.0
    Inventory                                 7,080.0      9,759.0     22,426.0      39,606.0       63,076.0      97,989.0
                                            ---------    ---------   ----------    ----------     ----------    ----------
       Total Current Assets                   2,576.0      8,126.0     23,448.0      59,006.0      113,393.0     179,053.0

Total Assets                                  2,576.0      8,126.0     23,448.0      59,006.0      113,393.0     179,053.0

Current Liabilities
    Deferred Grower Payments                  3,540.0      4,880.0     11,213.0      19,803.0       31,538.0      48,995.0
    Line of Credit                            2,857.0      5,295.0     10,483.0      20,345.0       33,283.0      52,168.0
                                            ---------    ---------   ----------    ----------     ----------    ----------
       Total Current Liabilities              6,397.0     10,175.0     21,696.0      40,148.0       64,821.0     101,163.0
                                            ---------    ---------   ----------    ----------     ----------    ----------

Stockholders' Equity                         (3,821.0)    (2,049.0)     1,752.0      18,858.0       48,572.0      77,890.0

Total Liabilities & Stockholders' Equity    $ 2,576.0    $ 8,126.0   $ 23,448.0    $ 59,006.0     $113,393.0    $179,053.0
                                            =========    =========   ==========    ==========     ==========    ==========

Working Capital Changes
    Accounts Receivable                                  $(1,765.0)  $   (888.0)   $ (4,528.0)    $ (5,557.0)   $ (7,842.0)
    Inventory                                            $(2,679.0)  $(12,667.0)   $(17,180.0)    $(23,470.0)   $(34,913.0)
    Grower Advances                                      $ 1,340.0   $  6,333.0    $  8,590.0     $ 11,735.0    $ 17,457.0
       Net Change                                        $(3,104.0)  $ (7,222.0)   $(13,118.0)    $(17,292.0)   $(25,298.0)


                                            -----------------------------------------------------
                                                                 Year Ended
                                            -----------------------------------------------------
                                               2003          2004           2005          2006
                                            ----------    ----------     ----------    ----------
Current Assets
    Cash & Cash Equivalents                 $ 94,715.0    $140,619.0     $192,149.0    $253,250.0
    Accounts Receivable                       31,266.0      39,796.0       46,919.0      54,266.0
    Inventory                                125,505.0     152,175.0      180,517.0     214,137.6
                                            ----------    ----------     ----------    ----------
       Total Current Assets                  251,486.0     332,590.0      419,585.0     521,653.6

Total Assets                                 251,486.0     332,590.0      419,585.0     521,653.6

Current Liabilities
    Deferred Grower Payments                  62,753.0      76,088.0       90,259.0     107,069.3
    Line of Credit                            70,503.0      87,088.0      103,062.0     109,307.0
                                            ----------    ----------     ----------    ----------
       Total Current Liabilities             133,256.0     163,176.0      193,321.0     216,376.3
                                            ----------    ----------     ----------    ----------

Stockholders' Equity                         118,230.0     169,414.0      226,264.0     305,277.3

Total Liabilities & Stockholders' Equity    $251,486.0    $332,590.0     $419,585.0    $521,653.6
                                            ==========    ==========     ==========    ==========

Working Capital Changes
    Accounts Receivable                     $(10,240.0)   $ (8,530.0)    $ (7,123.0)   $ (7,347.0)
    Inventory                               $(27,516.0)   $(26,670.0)    $(28,342.0)   $(33,620.6)
    Grower Advances                         $ 13,758.0    $ 13,335.0     $ 14,171.0    $ 16,810.3
       Net Change                           $(23,998.0)   $(21,865.0)    $(21,294.0)   $(24,157.3)


Montgomery Securities - Confidential                                          29

Discounted Cash Flow Analysis
================================================================================
Van Gogh Oils Division/PUFA - Balance Sheet and Working Capital Changes
($ in thousands)

                                          -----------------------------------------------------------------------------------------
                                                                                 Year Ended
                                          -----------------------------------------------------------------------------------------
                                             1997         1998         1999         2000         2001         2002          2003
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Current Assets
    Cash & Cash Equivalents               $    594.0   $    731.0   $  2,854.0   $ 10,648.0   $ 24,710.0   $ 39,686.0   $ 61,605.0
    Accounts Receivable                          0.0          0.0        374.0      1,265.0      2,292.0      3,859.0      5,489.0
    Inventory                                    0.0        208.0        605.0        972.0      1,568.0      2,199.0      3,211.0
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
       Total Current Assets                    594.0        939.0      3,833.0     12,885.0     28,570.0     45,744.0     70,305.0
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total Assets                                   594.0        939.0      3,833.0     12,885.0     28,570.0     45,744.0     70,305.0

Current Liabilities
    Deferred Grower Payments                     0.0        104.0        303.0        486.0        784.0      1,100.0      1,606.0
    Line of Credit                               0.0         73.0        529.0      1,415.0      2,497.0      4,049.0      5,789.0
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
       Total Current Liabilities                 0.0        177.0        832.0      1,901.0      3,281.0      5,149.0      7,395.0

Stockholders' Equity                           594.0        762.0      3,001.0     10,984.0     25,289.0     40,595.0     62,910.0
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total Liabilities & Stockholders' Equity  $    594.0   $    939.0   $  3,833.0   $ 12,885.0   $ 28,570.0   $ 45,744.0   $ 70,305.0
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========

Working Capital Changes
    Accounts Receivable                                $      0.0   $   (374.0)  $   (891.0)  $ (1,027.0)  $ (1,567.0)  $ (1,630.0)
    Inventory                                          $   (208.0)  $   (397.0)  $   (367.0)  $   (596.0)  $   (631.0)  $ (1,012.0)
    Grower Advances                                    $    104.0   $    199.0   $    183.0   $    298.0   $    316.0   $    506.0
       Net Change                                      $   (104.0)  $   (572.0)  $ (1,075.0)  $ (1,325.0)  $ (1,882.0)  $ (2,136.0)


                                          ------------------------------------
                                                       Year Ended
                                          ------------------------------------
                                             2004         2005         2006
                                          ----------   ----------   ----------
Current Assets
    Cash & Cash Equivalents               $ 94,666.0   $136,181.0   $189,054.0
    Accounts Receivable                      8,102.0     10,020.0     12,600.0
    Inventory                                3,909.0      4,841.0      5,995.2
                                          ----------   ----------   ----------
       Total Current Assets                106,677.0    151,042.0    207,649.2
                                          ----------   ----------   ----------
Total Assets                               106,677.0    151,042.0    207,649.2

Current Liabilities
    Deferred Grower Payments                 1,955.0      2,421.0      2,998.1
    Line of Credit                           8,255.0     10,211.0     12,404.0
                                          ----------   ----------   ----------
       Total Current Liabilities            10,210.0     12,632.0     15,402.1

Stockholders' Equity                        96,467.0    138,410.0    192,247.1
                                          ----------   ----------   ----------
Total Liabilities & Stockholders' Equity  $106,677.0   $151,042.0   $207,649.2
                                          ==========   ==========   ==========

Working Capital Changes
    Accounts Receivable                   $ (2,613.0)  $ (1,918.0)  $ (2,580.0)
    Inventory                             $   (698.0)  $   (932.0)  $ (1,154.2)
    Grower Advances                       $    349.0   $    466.0   $    577.1
       Net Change                         $ (2,962.0)  $ (2,384.0)  $ (3,157.1)


Montgomery Securities - Confidential                                          30

Discounted Cash Flow Analysis
================================================================================
Van Gogh Oils Division/Industrial - Balance Sheet and Cash Flow Data
($ in thousands)

                                          ----------------------------------------------------------------------------------
                                                                              Year Ended
                                          ----------------------------------------------------------------------------------
                                             1997        1998        1999        2000        2001        2002        2003
                                          ----------  ----------  ----------  ----------  ----------  ----------  ----------
Current Assets
   Cash & Cash Equivalents                $  3,233.0  $  5,126.0  $  6,775.0  $  8,180.0  $ 12,984.0  $ 15,840.0  $ 20,435.0
   Accounts Receivable                       1,884.0     2,188.0     2,826.0     3,703.0     6,046.0     7,127.0     9,231.0
   Inventory                                 8,936.0    11,304.0    14,564.0    23,172.0    26,980.0    33,951.0    44,550.0
   Other Current Assets                        150.0       150.0       150.0       150.0       150.0       150.0       150.0
                                          ----------  ----------  ----------  ----------  ----------  ----------  ----------
            Total Current Assets            14,203.0    18,768.0    24,315.0    35,205.0    46,160.0    57,068.0    74,366.0

Fixed Assets
   PP&E                                      4,122.0     4,272.0     4,422.0     4,572.0     4,722.0     4,872.0     5,022.0
   Less Accumulated Depreciation             1,209.0     1,534.0     1,884.0     2,259.0     2,659.0     3,084.0     3,534.0
                                          ----------  ----------  ----------  ----------  ----------  ----------  ----------
            Net Fixed Assets                 2,913.0     2,738.0     2,538.0     2,313.0     2,063.0     1,788.0     1,488.0

Other Assets                                 3,037.0     2,827.0     2,617.0     2,407.0     2,197.0     1,987.0     1,777.0

Total Assets                                20,153.0    24,333.0    29,470.0    39,925.0    50,420.0    60,843.0    77,631.0
                                          ==========  ==========  ==========  ==========  ==========  ==========  ==========

Current Liabilities
   Accounts Payable                          1,200.0     1,250.0     1,300.0     1,350.0     1,400.0     1,450.0     1,500.0
   Grower Advances                           4,468.0     5,652.0     7,282.0    11,586.0    13,490.0    16,976.0    22,275.0
   Line of Credit                            4,729.0     5,816.0     7,500.0    11,258.0    14,582.0    17,940.0    23,439.0
   Other Current Liabilities                 1,370.0     1,400.0     1,430.0     1,460.0     1,490.0     1,520.0     1,550.0
                                          ----------  ----------  ----------  ----------  ----------  ----------  ----------
            Total Current Liabilities       11,767.0    14,118.0    17,512.0    25,654.0    30,962.0    37,886.0    48,764.0

Due to Parent                                5,600.0     5,600.0     5,600.0     5,600.0     5,600.0     5,600.0     5,600.0
Long Term Debt                                 204.0       279.0       354.0       429.0       504.0       579.0       654.0
                                          ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total Liabilities                           17,571.0    19,997.0    23,466.0    31,683.0    37,066.0    44,065.0    55,018.0

Stockholders' Equity                         2,582.0     4,336.0     6,004.0     8,242.0    13,354.0    16,778.0    22,613.0

Total Liabilities & Stockholders' Equity  $ 20,153.0  $ 24,333.0  $ 29,470.0  $ 39,925.0  $ 50,420.0  $ 60,843.0  $ 77,631.0
                                          ==========  ==========  ==========  ==========  ==========  ==========  ==========


                                          ----------------------------------
                                                      Year Ended
                                          ----------------------------------
                                             2004        2005        2006
                                          ----------  ----------  ----------
Current Assets
   Cash & Cash Equivalents                $ 27,700.0  $ 38,496.0  $ 56,923.0
   Accounts Receivable                      12,334.0    16,509.0    22,090.0
   Inventory                                59,166.0    78,840.0   105,056.0
   Other Current Assets                        150.0       150.0       150.0
                                          ----------  ----------  ----------
            Total Current Assets            99,350.0   133,995.0   184,219.0

Fixed Assets
   PP&E                                      5,172.0     5,322.0     5,472.0
   Less Accumulated Depreciation             4,009.0     4,509.0     5,034.0
                                          ----------  ----------  ----------
            Net Fixed Assets                 1,163.0       813.0       438.0

Other Assets                                 1,567.0     1,357.0     1,147.0

Total Assets                               102,080.0   136,165.0   185,804.0
                                          ==========  ==========  ==========

Current Liabilities
   Accounts Payable                          1,550.0     1,600.0     1,650.0
   Grower Advances                          29,583.0    39,420.0    52,528.0
   Line of Credit                           31,192.0    41,627.0    46,371.0
   Other Current Liabilities                 1,580.0     1,610.0     1,640.0
                                          ----------  ----------  ----------
            Total Current Liabilities       63,905.0    84,257.0   102,189.0

Due to Parent                                5,600.0     5,600.0     5,600.0
Long Term Debt                                 729.0       804.0       879.0
                                          ----------  ----------  ----------
Total Liabilities                           70,234.0    90,661.0   108,668.0

Stockholders' Equity                        31,846.0    45,504.0    64,028.0

Total Liabilities & Stockholders' Equity  $102,080.0  $136,165.0  $172,696.0
                                          ==========  ==========  ==========


Montgomery Securities - Confidential                                          31

Discounted Cash Flow Analysis
================================================================================
Van Gogh Oils Division/Consumer - Balance Sheet and Working Capital Changes
($ in thousands)

                                          --------------------------------------------------------------------------------------
                                                                                 Year Ended
                                          --------------------------------------------------------------------------------------
                                             1997         1998         1999         2000         2001        2002        2003
                                          ----------   ----------   ----------   ----------   ----------  ----------  ----------
Current Assets
    Cash & Cash Equivalents               $ (1,000.0)  $ (4,000.0)  $(12,000.0)  $(12,600.0)  $ 44,719.0  $ 62,438.0  $ 83,925.0
    Accounts Receivable                          0.0          0.0          0.0      4,000.0      1,875.0     3,750.0     4,500.0
    Inventory                                    0.0          0.0          0.0          0.0          0.0         0.0         0.0
                                          ----------   ----------   ----------   ----------   ----------  ----------  ----------
       Total Current Assets                 (1,000.0)    (4,000.0)   (12,000.0)    (8,600.0)    46,594.0    66,188.0    88,425.0

Total Assets                                (1,000.0)    (4,000.0)   (12,000.0)    (8,600.0)    46,594.0    66,188.0    88,425.0

Current Liabilities
    Deferred Grower Payments                     0.0          0.0          0.0          0.0          0.0         0.0         0.0
    Line of Credit                               0.0          0.0          0.0      3,400.0      1,594.0     3,188.0     3,825.0
                                          ----------   ----------   ----------   ----------   ----------  ----------  ----------
       Total Current Liabilities                 0.0          0.0          0.0      3,400.0      1,594.0     3,188.0     3,825.0
                                          ----------   ----------   ----------   ----------   ----------  ----------  ----------

Stockholders' Equity                        (1,000.0)    (4,000.0)   (12,000.0)   (12,000.0)    45,000.0    63,000.0    84,600.0

Total Liabilities & Stockholders' Equity  $ (1,000.0)  $ (4,000.0)  $(12,000.0)  $ (8,600.0)  $ 46,594.0  $ 66,188.0  $ 88,425.0
                                          ==========   ==========   ==========   ==========   ==========  ==========  ==========

    Working Capital Changes
        Accounts Receivable                                                      $ (4,000.0)  $  2,125.0  $ (1,875.0) $   (750.0)
                                                                                 ----------   ----------  ----------  ----------
           Net Change                                                            $ (4,000.0)  $  2,125.0  $ (1,875.0) $   (750.0)


                                          ----------------------------------
                                                      Year Ended
                                          ----------------------------------
                                             2004        2005        2006
                                          ----------  ----------  ----------
Current Assets
    Cash & Cash Equivalents               $109,710.0  $140,652.0  $177,783.0
    Accounts Receivable                      5,400.0     6,480.0     7,776.0
    Inventory                                    0.0         0.0         0.0
                                          ----------  ----------  ----------
       Total Current Assets                115,110.0   147,132.0   185,559.0

Total Assets                               115,110.0   147,132.0   185,559.0

Current Liabilities
    Deferred Grower Payments                     0.0         0.0         0.0
    Line of Credit                           4,590.0     5,508.0     6,610.0
                                          ----------  ----------  ----------
       Total Current Liabilities             4,590.0     5,508.0     6,610.0
                                          ----------  ----------  ----------

Stockholders' Equity                       110,520.0   141,624.0   178,949.0

Total Liabilities & Stockholders' Equity  $115,110.0  $147,132.0  $185,559.0
                                          ==========  ==========  ==========

    Working Capital Changes
        Accounts Receivable               $   (900.0) $ (1,080.0) $ (1,296.0)
                                          ----------  ----------  ----------
           Net Change                     $   (900.0) $ (1,080.0) $ (1,296.0)


Montgomery Securities - Confidential                                          32

                                   EXHIBIT IV

                           ===========================

                         Comparable Transaction Analysis

Comparable Transaction Analysis
================================================================================
Valuation Summary

                                               Premium Over                   Implied Valuation Per Share*
                                     ----------------------------------    ----------------------------------
Premiums                             One Day     One Week     One Month    One Day     One Week     One Month
-------------------------------      -------     --------     ---------    -------     --------     ---------
Control Combinations                  53.2%        46.4%        38.4%       $8.43       $7.32         $7.01

Biotechnology Control Premiums        57.2%        61.9%        68.9%       $8.65       $8.10         $8.55

Squeeze-Out Premiums                  20.2%        24.8%        29.4%       $6.61       $6.24         $6.55


                                               Agg. Value/
Revenue                                        LTM Revenue                    Implied Valuation Per Share**
-------------------------------                -----------                    -----------------------------

Seed/Ag Trans. Revenue Multiple                   2.6x                                     $4.68

* Assumes stock price of $5.50 on 1/28/97 (date of announcement), $5.00 on 1/21/97, & $5.06 on 12/28/96.
** Assumes LTM Revenue for Van Gogh of $132.85 MM and 66.71 MM shares outstanding.


Montgomery Securities - Confidential                                          34

Comparable Transaction Analysis
================================================================================
Premiums Paid in Selected Control Combinations

--------------------------------------
        Complete Acquisitions                                                                                  Premium Paid
--------------------------------------                                                                        over Stock Price
                                                               Agg.                           % Held   -----------------------------
Announced                                                     Value                          Prior to   1 Day     1 Week     1 Month
  Date     Acquiror                 Target                   ($ mil)        Offer Terms       Trans.    Prior      Prior      Prior
---------  -----------------------  -----------------------  --------   -------------------  --------  -----------------------------
 5/24/96   Novartis                 SyStemix                    $80.0       $19.50 Cash        73.2%    69.3%      55.2%       44.7%

12/17/96   American Home Products   Genetics Institute       $1,200.0       $85.00 Cash        60.0%    37.0%      37.6%       32.2%

10/18/95   Rhone-Poulenc Rorer      Applied Immune Sciences     $84.4       $11.75 Cash        46.0%    64.9%      48.9%       44.3%

                                                                        ------------------------------------------------------------
                                                                              Average                   53.2%      46.4%       38.4%
                                                                        ------------------------------------------------------------

------------------------------------
        Partial Acquisitions                                                                          Premium Paid
------------------------------------                                                                over Stock Price
                                                               Agg.                          -----------------------------
Announced                                                     Value                           1 Day     1 Week     1 Month
  Date     Acquiror                 Target                   ($ mil)        Offer Terms       Prior      Prior      Prior
---------  -----------------------  -----------------------  --------   -------------------  -----------------------------

11/21/94   Ciba-Geigy               Chiron                   $2,100.0   $117 Cash & Assets    49.5%      63.6%       86.4%

 6/3/93    Rhone-Poulenc Rorer      Applied Immune Sciences    $113.0   $26.24 Cash & Stock   38.1%      46.8%       77.9%

12/15/92   American Cyanamid        Immunex                  $1,202.0   $57.35 Cash & Stock   29.6%      29.2%        5.7%

12/16/91   Sandoz                   SyStemix                   $392.0   $62.50 Cash & Stock   59.4%      58.2%       52.5%

 9/19/91   American Home Products   Genetics Institute         $667.0   $39.56 Cash & Stock    3.6%       3.3%       19.9%

 2/2/90    Roche                    Genentech                $2,100.0   $31.34 Cash & Stock   44.1%      48.4%       43.3%

                                                                        --------------------------------------------------
                                                                              Average         37.4%      41.6%       47.6%
                                                                        --------------------------------------------------


Montgomery Securities - Confidential                                          35

Comparable Transaction Analysis
================================================================================
Premiums Paid in Selected Biotechnology Takeovers

                                                                                         Premium Paid
                                                                                       over Stock Price
                                                                                   ------------------------
 Announced                                              Aggregate    Technology    1 Day   1 Week   1 Month
   Date      Acquiror                Target               Value      Value (1)     Prior    Prior    Prior
-----------  ----------------------  ---------------   ----------  ------------    ------------------------
-----------
Cash Deals
-----------
 11/18/94    Amgen                   Synergen              $262.0        $162.0    68.0%    70.0%    68.0%

  1/26/95    Glaxo                   Affymax               $484.3        $394.7    66.7%    76.5%    62.2%

  3/20/95    Chiron (2)              Viagene                $84.2         $69.3    56.5%    60.0%    50.0%

  7/10/95    Sandoz                  Genetic Therapy       $274.3        $210.7    37.7%    41.2%    95.3%

-----------
Stock Deals
-----------
  2/7/95     Ligand Pharmaceuticals  Glycomed               $40.8         $27.3    31.5%    31.5%    46.0%

  2/21/95    NeXagen                 Vestar                 $76.2         $71.2    28.8%    26.9%    21.2%

                                     ---------------------------------------------------------------------
                                           AVERAGES                    Cash        57.2%    61.9%    68.9%
                                                                      Stock        30.2%    29.2%    33.6%
                                                                     Overall       48.2%    51.0%    57.1%
                                     ---------------------------------------------------------------------

----------
(1) Technology value reflects aggregate value plus debt minus cash and cash equivalents.
(2) Chiron offered stock as well as cash.


Montgomery Securities - Confidential                                          36

Comparable Transaction Analysis
================================================================================
Premiums Paid in Selected Cash Minority Acquisition Transactions


                                                                                                             Trans.         % Held
  Ann.                                                                                                       Value         Prior to
  Date         Acquirer                                     Target                                            (MM)          Trans.
--------       -----------------------------------------    -------------------------------------------     --------       --------
11/20/96       Andrews Group                                Toy Biz Inc.                                      $174.0          67.0%
10/10/96       Renco Group Inc.                             WCI Steel Inc.                                     $56.5          84.5%
08/26/96       Conseco Inc.                                 Bankers Life Holding Corp.                        $117.2          90.5%
08/08/96       Chemed Corp.                                 Roto-Rooter Inc.                                   $88.3          58.0%
03/29/96       Equity Holdings Ltd.                         Great American Management & Investment Inc.        $55.6          87.9%
09/26/95       Societe Commerciale de Reassurance (SCOR)    SCOR US Corp.                                      $50.9          80.0%
08/25/95       Berkshire Hathaway Inc.                      GEICO Corp.                                     $2,322.8          51.0%
07/14/95       COBE Laboratories Inc. (Gambro AB)           REN Corp.-USA                                     $177.7          53.0%
05/22/95       MCI Communications Corp.                     Nationwide Cellular Service Inc.                  $101.3          26.5%
05/19/95       BIC SA                                       Bic Corp.                                         $191.6          78.0%
04/07/95       McCaw Cellular Comm. Inc. (AT&T)             LIN Broadcasting Corp.                          $3,262.0          52.0%
04/05/95       Club Mediterranee SA                         Club Med Inc.                                     $111.1          70.8%
02/07/95       WMX Technologies Inc.                        Rust Int'l Inc. (Chem. Waste Mgmt.)                $42.0          96.4%
12/28/94       Fleet Financial Group Inc.                   Fleet Mortgage Group Inc.                         $188.1          81.0%
11/02/94       PacifiCorp                                   Pacific Telecom Inc.                              $159.0          87.0%
09/08/94       GTE                                          Contel Cellular Inc.                              $223.9          90.0%
08/24/94       Dole Food Co.                                Castle & Cooke Homes                               $81.5          83.0%
01/07/94       Holderbank Financiere Gloris Ltd.            Holnam Inc.                                        $54.0          95.0%
10/13/93       Medco Containment Services                   Medical Marketing Group                           $157.0          54.2%
09/20/93       Westpoint-Pepperell Inc.                     Valley Fashions Inc.                               $64.4          95.0%
03/02/92       WR Grace & Co.                               Grace Energy Corp.                                 $77.3          83.4%
02/06/91       BHP Holdings                                 Hamilton Oil                                      $527.9          50.1%
08/16/90       Academy MergerCo Inc.                        Academy Insurance                                  $46.0          50.1%
07/19/90       Caesar World, Inc.                           Caeser New Jersey, Inc.                            $48.4          86.6%
07/10/90       Paramount Communications Inc.                TVX Broadcast Group                                $46.6          74.8%
07/06/90       Renault Vehicles Industrials                 Mack Trucks Inc.                                   $86.6          60.6%
05/17/90       Kansas City Southern                         DST Systems, Inc.                                  $39.0          87.1%
01/24/90       Imetal SA                                    Copperweld Corp.                                   $78.0          55.6%


                                                                     Premium Paid
                                                                   Over Stock Price
  Ann.                                                       -----------------------------
  Date         Acquirer                                      1 Day      1 Week     1 Month
--------       -----------------------------------------     -----      ------     -------
11/20/96       Andrews Group                                  9.4%        6.3%        1.3%
10/10/96       Renco Group Inc.                              17.6%       29.0%       77.8%
08/26/96       Conseco Inc.                                  10.0%       14.0%        9.0%
08/08/96       Chemed Corp.                                  12.0%       12.0%       11.0%
03/29/96       Equity Holdings Ltd.                          11.0%       11.0%       11.0%
09/26/95       Societe Commerciale de Reassurance (SCOR)     25.8%       25.8%       27.3%
08/25/95       Berkshire Hathaway Inc.                       25.6%       24.4%       24.7%
07/14/95       COBE Laboratories Inc. (Gambro AB)            23.1%       24.0%       31.7%
05/22/95       MCI Communications Corp.                       6.0%        8.0%       19.0%
05/19/95       BIC SA                                         2.0%        1.0%       17.0%
04/07/95       McCaw Cellular Comm. Inc. (AT&T)               4.9%        4.7%       -0.6%
04/05/95       Club Mediterranee SA                          16.0%       14.8%       18.0%
02/07/95       WMX Technologies Inc.                          8.7%       19.2%       21.7%
12/28/94       Fleet Financial Group Inc.                    19.4%       18.5%       23.1%
11/02/94       PacifiCorp                                    15.5%       15.5%       13.7%
09/08/94       GTE                                           26.8%       21.6%       15.4%
08/24/94       Dole Food Co.                                 35.5%       41.6%       51.1%
01/07/94       Holderbank Financiere Gloris Ltd.             13.3%       15.5%        5.5%
10/13/93       Medco Containment Services                   -22.6%      -12.2%       -7.6%
09/20/93       Westpoint-Pepperell Inc.                      -7.8%       -7.1%       -4.2%
03/02/92       WR Grace & Co.                                11.8%       55.1%       60.0%
02/06/91       BHP Holdings                                  18.5%       21.2%       21.2%
08/16/90       Academy MergerCo Inc.                         24.6%       32.5%       41.3%
07/19/90       Caesar World, Inc.                            40.0%       49.3%       41.1%
07/10/90       Paramount Communications Inc.                 81.0%       90.0%       90.0%
07/06/90       Renault Vehicles Industrials                  14.3%       14.3%       17.1%
05/17/90       Kansas City Southern                          24.3%       40.9%       54.6%
01/24/90       Imetal SA                                     47.8%       43.2%       31.4%

               ---------------------------------------------------------------------------
                 AVERAGES
               ------------
                                                   Overall   18.4%       22.6%       25.8%
                             Excluding 90% Ownership Cases   20.2%       24.8%       29.4%
               ---------------------------------------------------------------------------


Montgomery Securities - Confidential                                          37

Comparable Transaction Analysis
================================================================================
Selected Comparable Bioagricultural Acquisitions

                                                                                                     Target
                                                                  Equity/                   --------------------------
                                                       %            Agg.                     LTM       LTM       LTM
Date     Target/Acquiror                            Acquired     Value (1)        Year       Revs      EBIT    Net Inc
----     ---------------                            --------     ---------        ----      -----      ----    -------
1/97     Holden's Seeds & Corn States/               100.0%       $1,020.0        LTM       $45.0       NA       NA
         Monsanto (MTC)                                           $1,020.0       12/96

9/96     Asgrow Agronomics (Division of ELM)/        100.0%        $240.0         LTM       $246.0     $3.4      NA
         Monsanto (MTC)                                            $240.0        12/95

8/96     Plant Genetic Systems (PGS)/                75.0%         $733.3         LTM        $5.0       NA       NA
         Hoechst Schering AgrEvo                                   $883.5        12/95

5/96     Agracetus (Division of W.R. Grace)/         100.0%        $150.0         LTM         NA        NA       NA
         Monsanto (MTC)                                            $150.0        12/95

2/96     DEKALB Genetics (SEEDB)/                    40.0%         $395.0         LTM       $324.3    $27.5     $10.3
         Monsanto (MTC)                                            $545.2        11/95

1/96     United AgriSeeds (Division of DowElanco)/   100.0%        $72.0          LTM       $34.1       NA       NA
         Mycogen (MYCO)                                            $45.6         11/95

10/95    Gargiulo (Division of Monsanto)/            100.0%        $214.0         LTM       $115.2    ($8.2)   ($7.0)
         Calgene (CGNE)                                            $184.0         9/95

12/94    Asgrow Seed Co. (Division of Upjohn)/       100.0%        $300.0         LTM       $306.0      NA       NA
         Empresas La Moderna (ELM)                                 $300.0        12/94

1/94     Fresh World (JV with DuPont)/               50.0%         $39.8          LTM       $10.5    ($26.7)   ($26.7)
         DNA Plant Technology (DNAP)                               $39.8         12/93

12/92    Agrigenetics (Division of Lubrizol)/        51.0%         $132.4         LTM       $92.2     ($1.7)   ($1.7)
         Mycogen (MYCO)                                            $132.4         6/92

12/89    Del Monte Fresh Fruit Division/             100.0%        $875.0         LTM       $600.0    $79.0      NA
         Polly Peck International PLC                              $875.0        12/88


                                                    Aggregate Value (2)/     Equity Value (3)/
                                                    --------------------     -----------------
Date     Target/Acquiror                            LTM Revs    LTM EBIT       LTM Net Inc.
----     ---------------                            --------    --------       ------------
1/97     Holden's Seeds & Corn States/                 NM          NA               NA
         Monsanto (MTC)

9/96     Asgrow Agronomics (Division of ELM)/         1.0x        70.6x             NA
         Monsanto (MTC)

8/96     Plant Genetic Systems (PGS)/                  NM          NA               NA
         Hoechst Schering AgrEvo

5/96     Agracetus (Division of W.R. Grace)/           NA          NA               NA
         Monsanto (MTC)

2/96     DEKALB Genetics (SEEDB)/                     4.2x        49.6x           95.9x
         Monsanto (MTC)

1/96     United AgriSeeds (Division of DowElanco)/    1.3x         NA               NA
         Mycogen (MYCO)

10/95    Gargiulo (Division of Monsanto)/             1.6x         NM               NM
         Calgene (CGNE)

12/94    Asgrow Seed Co. (Division of Upjohn)/        1.0x         NA               NA
         Empresas La Moderna (ELM)

1/94     Fresh World (JV with DuPont)/                7.6x         NM               NM
         DNA Plant Technology (DNAP)

12/92    Agrigenetics (Division of Lubrizol)/         2.8x         NM               NM
         Mycogen (MYCO)

12/89    Del Monte Fresh Fruit Division/              1.5x        11.1x             NA
         Polly Peck International PLC
         ----------------------------------------------------------------------------------
                       AVERAGES                       2.6x         NM               NM
         ----------------------------------------------------------------------------------

----------
(1) Reflects equity/aggregate value purchased, not overall equity/aggregate value.
(2) Extrapolated aggregate value used in multiple calculations.
(3) Extrapolated equity value used in multiple calculations.


Montgomery Securities - Confidential                                          38

                                    EXHIBIT V

                           ===========================

                           Common Stock Price Analysis

Common Stock Price Analysis
================================================================================
Van Gogh vs. BTK Index
12/30/94 - 3/27/97

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

             DATE      Calgene        BTK
           --------    -------      -------
           12/30/94    100.000      100.000
            1/03/95     90.000       98.501
            1/04/95     86.667       98.087
            1/05/95     87.507       96.771
            1/06/95     93.333       99.037
            1/09/95     86.667       97.356
            1/10/95     81.667       96.917
            1/11/95     80.840       93.748
            1/12/95     79.173       93.005
            1/13/95     81.667       93.432
            1/16/95     85.840       94.053
            1/17/95     83.333       93.371
            1/18/95     83.333       92.981
            1/19/95     80.000       91.640
            1/20/95     76.667       89.885
            1/23/95     76.667       92.323
            1/24/95     78.333       93.359
            1/25/95     76.667       91.409
            1/26/95     78.333       95.321
            1/27/95     80.000       97.161
            1/30/95     83.333       97.343
            1/31/95     90.000       98.586
            2/01/95     93.333       98.440
            2/02/95     96.667       98.915
            2/03/95     96.667      101.048
            2/06/95    108.333      102.059
            2/07/95    110.000      102.913
            2/08/95    113.333      105.581
            2/09/95    110.000      105.569
            2/10/95    106.667      104.290
            2/13/95    108.333      102.413
            2/14/95    108.333      101.584
            2/15/95    115.000      103.875
            2/16/95    110.840      103.936
            2/17/95    100.000       99.976
            2/21/95     96.667       99.330
            2/22/95     98.333      100.256
            2/23/95    100.000      100.305
            2/24/95    100.840      101.340
            2/27/95     96.667       99.318
            2/28/95    100.000      101.097
            3/01/95     95.000       99.878
            3/02/95     95.000       99.976
            3/03/95     88.333       98.136
            3/06/95     85.840       96.442
            3/07/95     85.000       94.126
            3/08/95     85.000       95.223
            3/09/95     94.173       96.393
            3/10/95     96.667       95.686
            3/13/95     97.080       95.442
            3/14/95     93.333       95.808
            3/15/95     93.333       93.748
            3/16/95     90.000       91.445
            3/17/95     94.173       92.993
            3/20/95     96.667       93.322
            3/21/95     96.667       93.139
            3/22/95     91.667       91.726
            3/23/95     91.667       93.029
            3/24/95     90.000       93.541
            3/27/95     87.507       93.029
            3/28/95     93.333       94.821
            3/29/95     90.840       94.967
            3/30/95     90.840       94.784
            3/31/95     92.507       94.516
            4/03/95     92.080       93.164
            4/04/95     90.000       94.163
            4/05/95     90.000       93.651
            4/06/95     91.667       93.627
            4/07/95     91.667       95.321
            4/10/95     90.000       94.199
            4/11/95     88.333       95.162
            4/12/95     88.333       96.990
            4/13/95     91.667       97.027
            4/17/95     90.000       97.453
            4/18/95     88.333       96.698
            4/19/95     88.333       96.332
            4/20/95     86.667       95.820
            4/21/95     83.333       96.113
            4/24/95     86.667       97.027
            4/25/95     93.333       96.149
            4/26/95     93.333       97.075
            4/27/95     95.000       97.916
            4/28/95     95.000       97.685
            5/01/95     90.000       98.720
            5/02/95     93.333       98.672
            5/03/95     94.173       96.076
            5/04/95     93.333       95.333
            5/05/95     93.333       95.381
            5/08/95     95.000       94.979
            5/09/95     95.000       93.554
            5/10/95     95.840       95.321
            5/11/95     95.000       95.552
            5/12/95     95.000       95.077
            5/15/95     91.667       95.930
            5/16/95     86.667       95.016
            5/17/95     86.667       96.783
            5/18/95     88.333       97.246
            5/19/95     86.667       97.112
            5/22/95     78.333       94.090
            5/23/95     83.333       93.748
            5/24/95     81.667       93.895
            5/25/95     84.173       94.918
            5/26/95     80.000       94.321
            5/30/95     83.333       94.577
            5/31/95     80.000       94.760
            6/01/95     90.840       95.150
            6/02/95     91.667       97.087
            6/05/95     87.507       99.988
            6/06/95     90.000       99.659
            6/07/95     82.507       99.013
            6/08/95     87.507       99.537
            6/09/95     88.333       98.964
            6/12/95     93.333      111.345
            6/13/95     98.333      117.183
            6/14/95     98.333      110.858
            6/15/95     95.840      109.542
            6/16/95     98.333      110.017
            6/19/95    103.333      111.102
            6/20/95     93.333      109.639
            6/21/95     91.667      110.078
            6/22/95     95.000      111.077
            6/23/95     96.667      108.664
            6/26/95    100.000      107.165
            6/27/95    103.333      107.165
            6/28/95    110.000      109.396
            6/29/95    101.667      109.700
            6/30/95     92.507      109.603
            7/03/95     85.000      105.910
            7/05/95     89.173      108.896
            7/06/95     91.667      108.750
            7/07/95     90.000      108.908
            7/10/95     93.333      109.176
            7/11/95     91.667      109.883
            7/12/95     95.000      110.285
            7/13/95     93.333      108.543
            7/14/95     93.333      109.371
            7/17/95     93.333      109.347
            7/18/95     90.000      107.409
            7/19/95     92.507      105.886
            7/20/95     88.333      107.775
            7/21/95     88.333      110.249
            7/24/95     86.667      110.663
            7/25/95     86.667      110.809
            7/26/95     86.667      112.905
            7/27/95     90.000      115.635
            7/28/95     89.173      115.842
            7/31/95     90.000      118.950
            8/01/95     93.333      118.828
            8/02/95     94.173      119.145
            8/03/95     93.333      120.534
            8/04/95     91.667      120.997
            8/07/95     92.920      121.545
            8/08/95     91.667      123.203
            8/09/95     96.667      128.894
            8/10/95    104.173      129.990
            8/11/95     96.667      131.514
            8/14/95     96.667      132.452
            8/15/95     97.507      134.000
            8/16/95     95.840      133.622
            8/17/95     97.507      135.035
            8/18/95     98.333      136.169
            8/21/95     96.667      136.851
            8/22/95     95.000      137.497
            8/23/95     96.667      138.655
            8/24/95     97.507      136.510
            8/25/95     95.000      135.852
            8/28/95     93.333      133.293
            8/29/95     90.000      129.978
            8/30/95     93.333      132.769
            8/31/95     93.333      134.731
            9/01/95     92.507      136.217
            9/05/95     95.000      137.083
            9/06/95    100.840      137.814
            9/07/95    100.000      137.070
            9/08/95     98.333      138.886
            9/11/95     96.667      140.434
            9/12/95    101.667      140.531
            9/13/95     98.333      142.079
            9/14/95     98.333      140.726
            9/15/95     95.840      137.850
            9/18/95     96.667      140.324
            9/19/95     88.333      140.080
            9/20/95     91.667      141.628
            9/21/95     92.507      139.422
            9/22/95     94.173      139.447
            9/25/95     91.667      137.765
            9/26/95     95.000      139.081
            9/27/95     90.000      135.706
            9/28/95     93.333      140.544
            9/29/95     90.000      139.154
           10/02/95     91.667      135.986
           10/03/95     87.507      132.281
           10/04/95     87.507      129.491
           10/05/95     90.000      130.770
           10/06/95     87.507      130.344
           10/09/95     88.120      126.517
           10/10/95     88.333      124.750
           10/11/95     85.000      126.164
           10/12/95     85.000      128.516
           10/13/95     87.507      128.967
           10/16/95     90.000      129.868
           10/17/95     93.333      130.429
           10/18/95     91.667      131.904
           10/19/95     93.333      134.109
           10/20/95     95.000      133.561
           10/23/95     95.000      132.367
           10/24/95     93.333      130.137
           10/25/95     91.667      127.882
           10/26/95     86.667      124.970
           10/27/95     86.667      126.066
           10/30/95     88.333      126.944
           10/31/95     85.000      127.736
           11/01/95     86.667      127.906
           11/02/95     86.667      130.197
           11/03/95     85.000      131.855
           11/06/95     85.000      130.831
           11/07/95     86.667      130.965
           11/08/95     83.333      131.428
           11/09/95     80.840      132.099
           11/10/95     79.173      131.136
           11/13/95     78.333      131.233
           11/14/95     75.000      131.185
           11/15/95     71.667      131.696
           11/16/95     70.000      130.551
           11/17/95     65.000      130.027
           11/20/95     68.333      127.736
           11/21/95     66.667      126.115
           11/22/95     65.000      124.762
           11/24/95     65.000      126.395
           11/27/95     66.667      128.345
           11/28/95     66.667      128.918
           11/29/95     68.333      131.660
           11/30/95     68.333      132.744
           12/01/95     68.333      134.402
           12/04/95     68.333      137.412
           12/05/95     70.000      138.643
           12/06/95     69.173      137.668
           12/07/95     66.667      137.205
           12/08/95     65.000      136.510
           12/11/95     65.840      134.463
           12/12/95     65.000      132.562
           12/13/95     68.333      133.183
           12/14/95     65.000      129.771
           12/15/95     65.000      136.132
           12/18/95     63.333      130.892
           12/19/95     61.667      135.450
           12/20/95     66.667      139.812
           12/21/95     63.333      150.658
           12/22/95     63.333      153.376
           12/26/95     62.507      157.470
           12/27/95     61.667      162.186
           12/28/95     61.667      161.869
           12/29/95     61.667      163.015
            1/02/96     68.333      164.892
            1/03/96     81.667      166.512
            1/04/96     78.333      162.637
            1/05/96     73.333      162.576
            1/08/96     76.667      164.319
            1/09/96     73.333      158.482
            1/10/96     70.000      154.984
            1/11/96     75.000      157.239
            1/12/96     71.667      155.130
            1/15/96     66.667      153.510
            1/16/96     67.507      158.104
            1/17/96     70.000      158.738
            1/18/96     68.333      158.664
            1/19/96     69.173      153.851
            1/22/96     71.667      159.079
            1/23/96     70.000      158.140
            1/24/96     81.667      164.977
            1/25/96     76.667      164.818
            1/26/96     76.667      167.902
            1/29/96     75.000      169.681
            1/30/96     75.000      171.777
            1/31/96     83.333      175.847
            2/01/96     85.000      175.384
            2/02/96     91.667      174.494
            2/05/96     88.333      172.947
            2/06/96     81.667      171.606
            2/07/96     78.333      171.167
            2/08/96     76.667      170.107
            2/09/96     75.000      169.510
            2/12/96     75.000      170.144
            2/13/96     80.000      168.426
            2/14/96     80.840      169.498
            2/15/96     75.000      166.610
            2/16/96     78.333      171.874
            2/20/96     73.333      168.389
            2/21/96     76.667      170.583
            2/22/96     76.667      175.396
            2/23/96     76.667      173.934
            2/26/96     77.507      171.216
            2/27/96     76.667      169.145
            2/28/96     77.507      171.728
            2/29/96     78.747      168.694
            3/01/96     83.333      167.731
            3/04/96     85.000      170.022
            3/05/96     86.667      173.617
            3/06/96     87.507      175.835
            3/07/96     90.000      180.039
            3/08/96     85.000      169.961
            3/11/96     81.667      170.132
            3/12/96     81.667      170.180
            3/13/96     80.000      171.460
            3/14/96     75.000      172.301
            3/15/96     73.333      170.059
            3/18/96     76.667      169.864
            3/19/96     75.000      165.148
            3/20/96     72.507      163.929
            3/21/96     75.000      164.697
            3/22/96     75.840      166.232
            3/25/96     80.000      165.452
            3/26/96     83.333      162.844
            3/27/96     78.333      160.041
            3/28/96     75.000      161.650
            3/29/96     76.667      164.307
            4/01/96     75.000      165.537
            4/02/96     75.000      175.213
            4/03/96     76.667      178.443
            4/04/96     75.000      175.774
            4/08/96     74.173      173.081
            4/09/96     74.173      173.349
            4/10/96     75.000      169.998
            4/11/96     75.000      168.499
            4/12/96     75.000      172.593
            4/15/96     76.667      172.216
            4/16/96     80.840      174.567
            4/17/96     78.333      171.107
            4/18/96     81.667      176.968
            4/19/96     78.333      175.750
            4/22/96     76.667      177.139
            4/23/96     75.840      176.322
            4/24/96     78.333      176.359
            4/25/96     75.000      179.028
            4/26/96     75.000      180.197
            4/29/96     76.667      181.611
            4/30/96     75.000      182.342
            5/01/96     83.333      185.693
            5/02/96     80.840      180.234
            5/03/96     80.000      180.673
            5/06/96     78.333      180.941
            5/07/96     78.333      179.235
            5/08/96     76.667      179.613
            5/09/96     78.333      181.026
            5/10/96     79.173      182.537
            5/13/96     78.333      185.352
            5/14/96     80.000      187.302
            5/15/96     76.667      181.794
            5/16/96     76.667      185.523
            5/17/96     80.000      188.886
            5/20/96     85.840      190.921
            5/21/96     85.000      189.435
            5/22/96     85.000      190.251
            5/23/96     86.667      192.481
            5/24/96     89.173      192.213
            5/28/96     85.000      191.421
            5/29/96     83.333      188.240
            5/30/96     83.333      190.653
            5/31/96     80.000      189.678
            6/03/96     80.000      189.593
            6/04/96     79.173      190.093
            6/05/96     83.333      187.619
            6/06/96     82.507      188.569
            6/07/96     83.333      186.144
            6/10/96     80.000      186.108
            6/11/96     81.667      186.108
            6/12/96     80.000      184.950
            6/13/96     79.173      182.476
            6/14/96     80.000      181.197
            6/17/96     81.667      178.382
            6/18/96     81.667      172.593
            6/19/96     78.333      165.123
            6/20/96     78.333      163.965
            6/21/96     78.333      164.758
            6/24/96     79.173      167.999
            6/25/96     78.333      169.230
            6/26/96     76.667      164.099
            6/27/96     78.333      163.490
            6/28/96     88.333      171.436
            7/01/96     85.840      171.009
            7/02/96     81.667      167.219
            7/03/96     76.667      164.526
            7/05/96     76.667      160.054
            7/08/96     76.667      156.873
            7/09/96     79.173      157.470
            7/10/96     77.507      152.973
            7/11/96     70.000      145.162
            7/12/96     68.333      146.564
            7/15/96     65.000      138.728
            7/16/96     65.000      137.070
            7/17/96     66.667      145.966
            7/18/96     68.333      152.096
            7/19/96     68.333      148.989
            7/22/96     63.333      142.103
            7/23/96     65.000      137.363
            7/24/96     59.173      136.205
            7/25/96     68.333      139.459
            7/26/96     65.000      142.079
            7/29/96     65.840      138.959
            7/30/96     65.000      138.265
            7/31/96     82.507      141.579
            8/01/96     81.667      142.018
            8/02/96     78.333      146.198
            8/05/96     74.173      143.895
            8/06/96     71.667      142.774
            8/07/96     75.000      144.638
            8/08/96     71.880      146.551
            8/09/96     73.333      146.917
            8/12/96     74.173      146.819
            8/13/96     77.507      147.563
            8/14/96     78.333      149.866
            8/15/96     76.667      148.233
            8/16/96     73.333      147.965
            8/19/96     74.173      146.746
            8/20/96     74.173      146.722
            8/21/96     74.173      148.891
            8/22/96     72.507      153.254
            8/23/96     72.507      153.900
            8/26/96     72.507      154.411
            8/27/96     72.507      157.056
            8/28/96     74.173      160.870
            8/29/96     79.173      158.591
            8/30/96     75.000      156.727
            9/03/96     73.333      156.361
            9/04/96     73.333      155.484
            9/05/96     71.667      151.365
            9/06/96     71.667      155.216
            9/09/96     72.507      156.837
            9/10/96     71.667      156.215
            9/11/96     71.667      155.520
            9/12/96     71.667      158.396
            9/13/96     70.000      160.273
            9/16/96     71.667      159.444
            9/17/96     71.667      157.434
            9/18/96     70.000      155.423
            9/19/96     65.000      152.584
            9/20/96     70.000      155.191
            9/23/96     69.173      155.191
            9/24/96     68.333      157.056
            9/25/96     68.333      164.831
            9/26/96     66.667      167.804
            9/27/96     68.333      169.547
            9/30/96     66.667      170.631
           10/01/96     65.000      168.511
           10/02/96     66.667      169.595
           10/03/96     65.840      170.193
           10/04/96     66.667      172.410
           10/07/96     66.667      169.644
           10/08/96     66.667      168.876
           10/09/96     66.667      167.231
           10/10/96     70.000      168.755
           10/11/96     73.333      170.912
           10/14/96     76.667      171.631
           10/15/96     77.507      169.449
           10/16/96     71.667      167.280
           10/17/96     74.173      166.269
           10/18/96     75.000      167.963
           10/21/96     72.507      167.280
           10/22/96     68.333      162.089
           10/23/96     66.667      162.454
           10/24/96     65.000      164.075
           10/25/96     65.000      163.856
           10/28/96     65.000      161.516
           10/29/96     64.173      158.067
           10/30/96     66.667      159.981
           10/31/96     65.840      161.528
           11/01/96     64.173      158.616
           11/04/96     61.667      154.716
           11/05/96     64.173      156.532
           11/06/96     66.667      162.174
           11/07/96     63.333      161.772
           11/08/96     61.667      164.489
           11/11/96     61.667      163.332
           11/12/96     60.000      161.455
           11/13/96     61.667      162.552
           11/14/96     62.507      160.224
           11/15/96     65.000      158.335
           11/18/96     61.667      155.399
           11/19/96     61.667      156.788
           11/20/96     62.507      156.434
           11/21/96     66.667      159.493
           11/22/96     70.000      162.345
           11/25/96     70.840      161.224
           11/26/96     70.000      161.516
           11/27/96     71.667      161.833
           11/29/96     73.333      164.343
           12/02/96     70.840      164.892
           12/03/96     74.173      171.509
           12/04/96     73.333      170.704
           12/05/96     75.000      173.702
           12/06/96     75.000      172.861
           12/09/96     76.667      175.762
           12/10/96     79.173      174.580
           12/11/96     75.840      172.398
           12/12/96     80.000      169.461
           12/13/96     74.173      167.390
           12/16/96     72.507      165.562
           12/17/96     73.333      167.597
           12/18/96     75.000      174.348
           12/19/96     78.333      178.199
           12/20/96     73.333      177.468
           12/23/96     66.667      174.080
           12/24/96     69.173      174.799
           12/26/96     66.667      175.213
           12/27/96     67.507      174.775
           12/30/96     66.667      174.945
           12/31/96     66.667      175.847
            1/02/97     66.667      173.276
            1/03/97     69.173      176.164
            1/06/97     67.507      178.723
            1/07/97     70.840      183.049
            1/08/97     73.333      183.354
            1/09/97     75.000      183.658
            1/10/97     74.173      186.473
            1/13/97     73.333      184.511
            1/14/97     70.840      183.683
            1/15/97     68.333      183.926
            1/16/97     68.333      187.314
            1/17/97     66.667      186.863
            1/20/97     65.000      187.241
            1/21/97     66.667      188.167
            1/22/97     65.840      189.617
            1/23/97     65.840      187.034
            1/24/97     67.507      187.156
            1/27/97     65.840      187.777
            1/28/97     73.333      192.518
            1/29/97     99.587      199.025
            1/30/97     98.747      200.877
            1/31/97     97.920      202.449
            2/03/97     98.333      202.523
            2/04/97     98.747      202.839
            2/05/97    100.000      201.938
            2/06/97     98.747      203.144
            2/07/97     98.747      202.657
            2/10/97     99.173      201.060
            2/11/97     98.747      201.060
            2/12/97     98.747      199.147
            2/13/97     99.173      201.804
            2/14/97     98.333      203.315
            2/18/97     98.547      204.887
            2/19/97     98.747      204.814
            2/20/97     97.507      204.436
            2/21/97     98.333      204.777
            2/24/97     97.507      204.180
            2/25/97     97.507      207.044
            2/26/97     97.507      205.167
            2/27/97     97.507      200.390
            2/28/97     98.333      199.549
            3/03/97     97.080      192.323
            3/04/97     97.507      192.030
            3/05/97     97.507      191.311
            3/06/97     97.707      190.288
            3/07/97     99.173      193.517
            3/10/97    100.000      193.237
            3/11/97    100.840      191.933
            3/12/97    100.000      186.754
            3/13/97    100.000      185.852
            3/14/97     99.173      186.193
            3/17/97    100.000      182.415
            3/18/97     99.173      181.221
            3/19/97     99.173      176.237
            3/20/97     99.173      181.075
            3/21/97     99.173      183.122
            3/24/97    100.840      183.293
            3/25/97    100.000      182.123
            3/26/97    100.000      181.258
            3/27/97    100.840      177.309


Montgomery Securities - Confidential                                          40

Common Stock Price Analysis
================================================================================
Van Gogh vs. BTK Index
3/29/96 - 3/27/97

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

             DATE      Calgene        BTK
           --------    -------      -------
            3/29/96    100.000      100.000
            4/01/96     97.826      100.749
            4/02/96     97.826      106.638
            4/03/96    100.000      108.603
            4/04/96     97.826      106.979
            4/08/96     96.748      105.340
            4/09/96     96.748      105.503
            4/10/96     97.826      103.464
            4/11/96     97.826      102.551
            4/12/96     97.826      105.043
            4/15/96    100.000      104.813
            4/16/96    105.443      106.245
            4/17/96    102.174      104.139
            4/18/96    106.522      107.706
            4/19/96    102.174      106.964
            4/22/96    100.000      107.810
            4/23/96     98.922      107.313
            4/24/96    102.174      107.335
            4/25/96     97.826      108.959
            4/26/96     97.826      109.671
            4/29/96    100.000      110.532
            4/30/96     97.826      110.977
            5/01/96    108.696      113.016
            5/02/96    105.443      109.694
            5/03/96    104.348      109.961
            5/06/96    102.174      110.124
            5/07/96    102.174      109.086
            5/08/96    100.000      109.315
            5/09/96    102.174      110.176
            5/10/96    103.270      111.095
            5/13/96    102.174      112.809
            5/14/96    104.348      113.995
            5/15/96    100.000      110.643
            5/16/96    100.000      112.913
            5/17/96    104.348      114.960
            5/20/96    111.965      116.198
            5/21/96    110.870      115.293
            5/22/96    110.870      115.790
            5/23/96    113.043      117.148
            5/24/96    116.313      116.984
            5/28/96    110.870      116.502
            5/29/96    108.696      114.566
            5/30/96    108.696      116.035
            5/31/96    104.348      115.442
            6/03/96    104.348      115.390
            6/04/96    103.270      115.694
            6/05/96    108.696      114.188
            6/06/96    107.617      114.767
            6/07/96    108.696      113.291
            6/10/96    104.348      113.269
            6/11/96    106.522      113.269
            6/12/96    104.348      112.564
            6/13/96    103.270      111.058
            6/14/96    104.348      110.280
            6/17/96    106.522      108.566
            6/18/96    106.522      105.043
            6/19/96    102.174      100.497
            6/20/96    102.174       99.792
            6/21/96    102.174      100.274
            6/24/96    103.270      102.247
            6/25/96    102.174      102.996
            6/26/96    100.000       99.874
            6/27/96    102.174       99.503
            6/28/96    115.217      104.339
            7/01/96    111.965      104.079
            7/02/96    106.522      101.773
            7/03/96    100.000      100.133
            7/05/96    100.000       97.412
            7/08/96    100.000       95.476
            7/09/96    103.270       95.839
            7/10/96    101.096       93.102
            7/11/96     91.304       88.348
            7/12/96     89.130       89.201
            7/15/96     84.783       84.432
            7/16/96     84.783       83.424
            7/17/96     86.957       88.838
            7/18/96     89.130       92.568
            7/19/96     89.130       90.677
            7/22/96     82.609       86.487
            7/23/96     84.783       83.602
            7/24/96     77.183       82.897
            7/25/96     89.130       84.877
            7/26/96     84.783       86.472
            7/29/96     85.878       84.573
            7/30/96     84.783       84.150
            7/31/96    107.617       86.168
            8/01/96    106.522       86.435
            8/02/96    102.174       88.979
            8/05/96     96.748       87.577
            8/06/96     93.478       86.895
            8/07/96     97.826       88.029
            8/08/96     93.757       89.194
            8/09/96     95.652       89.416
            8/12/96     96.748       89.357
            8/13/96    101.096       89.809
            8/14/96    102.174       91.211
            8/15/96    100.000       90.217
            8/16/96     95.652       90.054
            8/19/96     96.748       89.312
            8/20/96     96.748       89.298
            8/21/96     96.748       90.618
            8/22/96     94.574       93.273
            8/23/96     94.574       93.666
            8/26/96     94.574       93.978
            8/27/96     94.574       95.587
            8/28/96     96.748       97.908
            8/29/96    103.270       96.522
            8/30/96     97.826       95.387
            9/03/96     95.652       95.164
            9/04/96     95.652       94.630
            9/05/96     93.478       92.123
            9/06/96     93.478       94.467
            9/09/96     94.574       95.454
            9/10/96     93.478       95.075
            9/11/96     93.478       94.653
            9/12/96     93.478       96.403
            9/13/96     91.304       97.545
            9/16/96     93.478       97.041
            9/17/96     93.478       95.817
            9/18/96     91.304       94.593
            9/19/96     84.783       92.865
            9/20/96     91.304       94.452
            9/23/96     90.226       94.452
            9/24/96     89.130       95.587
            9/25/96     89.130      100.319
            9/26/96     86.957      102.129
            9/27/96     89.130      103.189
            9/30/96     86.957      103.849
           10/01/96     84.783      102.559
           10/02/96     86.957      103.219
           10/03/96     85.878      103.582
           10/04/96     86.957      104.932
           10/07/96     86.957      103.249
           10/08/96     86.957      102.781
           10/09/96     86.957      101.780
           10/10/96     91.304      102.707
           10/11/96     95.652      104.020
           10/14/96    100.000      104.457
           10/15/96    101.096      103.130
           10/16/96     93.478      101.810
           10/17/96     96.748      101.194
           10/18/96     97.826      102.225
           10/21/96     94.574      101.810
           10/22/96     89.130       98.650
           10/23/96     86.957       98.873
           10/24/96     84.783       99.859
           10/25/96     84.783       99.726
           10/28/96     84.783       98.302
           10/29/96     83.704       96.203
           10/30/96     86.957       97.367
           10/31/96     85.878       98.309
           11/01/96     83.704       96.536
           11/04/96     80.435       94.163
           11/05/96     83.704       95.268
           11/06/96     86.957       98.702
           11/07/96     82.609       98.457
           11/08/96     80.435      100.111
           11/11/96     80.435       99.407
           11/12/96     78.261       98.264
           11/13/96     80.435       98.932
           11/14/96     81.530       97.515
           11/15/96     84.783       96.366
           11/18/96     80.435       94.578
           11/19/96     80.435       95.424
           11/20/96     81.530       95.209
           11/21/96     86.957       97.070
           11/22/96     91.304       98.806
           11/25/96     92.400       98.124
           11/26/96     91.304       98.302
           11/27/96     93.478       98.494
           11/29/96     95.652      100.022
           12/02/96     92.400      100.356
           12/03/96     96.748      104.383
           12/04/96     95.652      103.894
           12/05/96     97.826      105.718
           12/06/96     97.826      105.207
           12/09/96    100.000      106.972
           12/10/96    103.270      106.252
           12/11/96     98.922      104.925
           12/12/96    104.348      103.137
           12/13/96     96.748      101.876
           12/16/96     94.574      100.764
           12/17/96     95.652      102.003
           12/18/96     97.826      106.111
           12/19/96    102.174      108.455
           12/20/96     95.652      108.010
           12/23/96     86.957      105.948
           12/24/96     90.226      106.386
           12/26/96     86.957      106.638
           12/27/96     88.052      106.371
           12/30/96     86.957      106.475
           12/31/96     86.957      107.024
            1/02/97     86.957      105.459
            1/03/97     90.226      107.216
            1/06/97     88.052      108.774
            1/07/97     92.400      111.407
            1/08/97     95.652      111.592
            1/09/97     97.826      111.778
            1/10/97     96.748      113.491
            1/13/97     95.652      112.297
            1/14/97     92.400      111.793
            1/15/97     89.130      111.941
            1/16/97     89.130      114.003
            1/17/97     86.957      113.728
            1/20/97     84.783      113.958
            1/21/97     86.957      114.522
            1/22/97     85.878      115.405
            1/23/97     85.878      113.832
            1/24/97     88.052      113.906
            1/27/97     85.878      114.285
            1/28/97     95.652      117.170
            1/29/97    129.896      121.130
            1/30/97    128.800      122.258
            1/31/97    127.722      123.214
            2/03/97    128.261      123.259
            2/04/97    128.800      123.452
            2/05/97    130.435      122.903
            2/06/97    128.800      123.637
            2/07/97    128.800      123.341
            2/10/97    129.357      122.369
            2/11/97    128.800      122.369
            2/12/97    128.800      121.204
            2/13/97    129.357      122.821
            2/14/97    128.261      123.741
            2/18/97    128.539      124.698
            2/19/97    128.800      124.653
            2/20/97    127.183      124.423
            2/21/97    128.261      124.631
            2/24/97    127.183      124.268
            2/25/97    127.183      126.011
            2/26/97    127.183      124.868
            2/27/97    127.183      121.961
            2/28/97    128.261      121.449
            3/03/97    126.626      117.051
            3/04/97    127.183      116.873
            3/05/97    127.183      116.436
            3/06/97    127.443      115.813
            3/07/97    129.357      117.778
            3/10/97    130.435      117.607
            3/11/97    131.530      116.814
            3/12/97    130.435      113.662
            3/13/97    130.435      113.113
            3/14/97    129.357      113.320
            3/17/97    130.435      111.021
            3/18/97    129.357      110.294
            3/19/97    129.357      107.261
            3/20/97    129.357      110.205
            3/21/97    129.357      111.451
            3/24/97    131.530      111.555
            3/25/97    130.435      110.843
            3/26/97    130.435      110.317
            3/27/97    131.530      107.914


Montgomery Securities - Confidential                                          41

Common Stock Price Analysis
================================================================================
Van Gogh vs. Ag Biotech Peers
12/30/94 - 3/27/97

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

             DATE      Calgene       Peers*
           --------    -------      -------
           12/30/94    100.000      100.000
            1/02/95    100.000      100.000
            1/03/95     90.000       95.901
            1/04/95     86.667       96.560
            1/05/95     87.507      100.156
            1/06/95     93.333       99.460
            1/09/95     86.667      103.549
            1/10/95     81.667      109.581
            1/11/95     80.840      116.346
            1/12/95     79.173      120.908
            1/13/95     81.667      125.127
            1/16/95     85.840      117.739
            1/17/95     83.333      117.043
            1/18/95     83.333      114.143
            1/19/95     80.000      110.631
            1/20/95     76.667      112.907
            1/23/95     76.667      113.956
            1/24/95     78.333      124.160
            1/25/95     76.667      120.638
            1/26/95     78.333      118.788
            1/27/95     80.000      120.991
            1/30/95     83.333      116.855
            1/31/95     90.000      120.721
            2/01/95     93.333      117.011
            2/02/95     96.667      120.523
            2/03/95     96.667      121.760
            2/06/95    108.333      118.591
            2/07/95    110.000      120.830
            2/08/95    113.333      120.830
            2/09/95    110.000      120.523
            2/10/95    106.667      122.654
            2/13/95    108.333      125.470
            2/14/95    108.333      122.301
            2/15/95    115.000      127.403
            2/16/95    110.840      123.141
            2/17/95    100.000      123.267
            2/20/95    100.000      123.267
            2/21/95     96.667      111.400
            2/22/95     98.333      111.400
            2/23/95    100.000      107.534
            2/24/95    100.840      106.994
            2/27/95     96.667      104.447
            2/28/95    100.000      101.195
            3/01/95     95.000      105.757
            3/02/95     95.000      106.380
            3/03/95     88.333      108.313
            3/06/95     85.840      103.824
            3/07/95     85.000      103.824
            3/08/95     85.000      104.790
            3/09/95     94.173      101.278
            3/10/95     96.667      103.980
            3/13/95     97.080      106.453
            3/14/95     93.333      104.520
            3/15/95     93.333      101.278
            3/16/95     90.000      104.213
            3/17/95     94.173      100.041
            3/20/95     96.667      105.913
            3/21/95     96.667       97.521
            3/22/95     91.667       98.181
            3/23/95     91.667      100.503
            3/24/95     90.000       93.079
            3/27/95     87.507       96.331
            3/28/95     93.333      100.197
            3/29/95     90.840       98.534
            3/30/95     90.840       95.365
            3/31/95     92.507       98.877
            4/03/95     92.080       98.877
            4/04/95     90.000       97.641
            4/05/95     90.000       97.027
            4/06/95     91.667      100.893
            4/07/95     91.667       94.164
            4/10/95     90.000       97.723
            4/11/95     88.333       97.258
            4/12/95     88.333       99.033
            4/13/95     91.667       97.100
            4/14/95     91.667       97.100
            4/17/95     90.000       97.723
            4/18/95     88.333       97.723
            4/19/95     88.333       93.858
            4/20/95     86.667       93.235
            4/21/95     83.333       90.688
            4/24/95     86.667       93.317
            4/25/95     93.333       95.167
            4/26/95     93.333       93.393
            4/27/95     95.000       93.235
            4/28/95     95.000       91.302
            5/01/95     90.000       97.184
            5/02/95     93.333       99.418
            5/03/95     94.173      100.114
            5/04/95     93.333       94.705
            5/05/95     93.333       95.708
            5/08/95     95.000       90.262
            5/09/95     95.000       91.716
            5/10/95     95.840       91.229
            5/11/95     95.000       93.162
            5/12/95     95.000       93.079
            5/15/95     91.667       92.736
            5/16/95     86.667       93.702
            5/17/95     86.667       90.803
            5/18/95     88.333       86.667
            5/19/95     86.667       91.842
            5/22/95     78.333       87.363
            5/23/95     83.333       86.044
            5/24/95     81.667       86.044
            5/25/95     84.173       87.280
            5/26/95     80.000       91.842
            5/29/95     80.000       91.842
            5/30/95     83.333       84.194
            5/31/95     80.000       85.160
            6/01/95     90.840       84.537
            6/02/95     91.667       85.503
            6/05/95     87.507       85.196
            6/06/95     90.000       89.369
            6/07/95     82.507       88.755
            6/08/95     87.507       89.992
            6/09/95     88.333       88.059
            6/12/95     93.333       95.012
            6/13/95     98.333       93.162
            6/14/95     98.333       89.992
            6/15/95     95.840       91.842
            6/16/95     98.333       88.755
            6/19/95    103.333       90.729
            6/20/95     93.333       90.335
            6/21/95     91.667       89.369
            6/22/95     95.000       91.302
            6/23/95     96.667       90.688
            6/26/95    100.000       87.436
            6/27/95    103.333       84.573
            6/28/95    110.000       85.196
            6/29/95    101.667       86.823
            6/30/95     92.507       83.570
            7/03/95     85.000       85.196
            7/04/95     85.000       85.196
            7/05/95     89.173       90.995
            7/06/95     91.667       87.278
            7/07/95     90.000       87.166
            7/10/95     93.333       90.065
            7/11/95     91.667       86.199
            7/12/95     95.000       84.963
            7/13/95     93.333       84.266
            7/14/95     93.333       84.890
            7/17/95     93.333       83.030
            7/18/95     90.000       80.754
            7/19/95     92.507       81.097
            7/20/95     88.333       79.943
            7/21/95     88.333       77.387
            7/24/95     86.667       81.253
            7/25/95     86.667       80.556
            7/26/95     86.667       84.266
            7/27/95     90.000       83.653
            7/28/95     89.173       88.755
            7/31/95     90.000       85.233
            8/01/95     93.333       83.600
            8/02/95     94.173       82.146
            8/03/95     93.333       84.422
            8/04/95     91.667       83.726
            8/07/95     92.920       86.282
            8/08/95     91.667       83.113
            8/09/95     96.667       91.114
            8/10/95    104.173       95.946
            8/11/95     96.667       95.946
            8/14/95     96.667       91.457
            8/15/95     97.507       86.978
            8/16/95     95.840       89.561
            8/17/95     97.507       91.457
            8/18/95     98.333       89.831
            8/21/95     96.667       92.694
            8/22/95     95.000       95.250
            8/23/95     96.667       95.250
            8/24/95     97.507       94.627
            8/25/95     95.000       94.284
            8/28/95     93.333       95.250
            8/29/95     90.000       96.560
            8/30/95     93.333       97.183
            8/31/95     93.333       95.323
            9/01/95     92.507       95.323
            9/04/95     92.507       95.323
            9/05/95     95.000       94.013
            9/06/95    100.840       92.777
            9/07/95    100.000       95.593
            9/08/95     98.333       95.593
            9/11/95     96.667       93.120
            9/12/95    101.667       94.627
            9/13/95     98.333       92.694
            9/14/95     98.333       94.357
            9/15/95     95.840       91.883
            9/18/95     96.667      101.901
            9/19/95     88.333      115.430
            9/20/95     91.667      113.498
            9/21/95     92.507      109.009
            9/22/95     94.173      112.874
            9/25/95     91.667      112.531
            9/26/95     95.000      120.606
            9/27/95     90.000      117.706
            9/28/95     93.333      121.229
            9/29/95     90.000      118.979
           10/02/95     91.667      120.262
           10/03/95     87.507      117.093
           10/04/95     87.507      116.275
           10/05/95     90.000      117.977
           10/06/95     87.507      115.774
           10/09/95     88.120      111.908
           10/10/95     88.333      111.024
           10/11/95     85.000      113.300
           10/12/95     85.000      114.267
           10/13/95     87.507      111.367
           10/16/95     90.000      108.894
           10/17/95     93.333      110.131
           10/18/95     91.667      115.774
           10/19/95     93.333      114.194
           10/20/95     95.000      121.572
           10/23/95     95.000      116.740
           10/24/95     93.333      116.740
           10/25/95     91.667      110.671
           10/26/95     86.667      112.334
           10/27/95     86.667      109.091
           10/30/95     88.333      113.227
           10/31/95     85.000      115.160
           11/01/95     86.667      113.841
           11/02/95     86.667      112.874
           11/03/95     85.000      116.855
           11/06/95     85.000      119.754
           11/07/95     86.667      115.971
           11/08/95     83.333      116.241
           11/09/95     80.840      113.342
           11/10/95     79.173      116.584
           11/13/95     78.333      116.584
           11/14/95     75.000      112.719
           11/15/95     71.667      113.685
           11/16/95     70.000      112.448
           11/17/95     65.000      113.415
           11/20/95     68.333      115.348
           11/21/95     66.667      113.144
           11/22/95     65.000      114.734
           11/23/95     65.000      114.734
           11/24/95     65.000      112.531
           11/27/95     66.667      109.009
           11/28/95     66.667      113.841
           11/29/95     68.333      113.841
           11/30/95     68.333      115.077
           12/01/95     68.333      108.395
           12/04/95     68.333      109.091
           12/05/95     70.000      108.702
           12/06/95     69.173      106.109
           12/07/95     66.667      107.616
           12/08/95     65.000      109.242
           12/11/95     65.840      108.936
           12/12/95     65.000      117.010
           12/13/95     68.333      120.397
           12/14/95     65.000      118.979
           12/15/95     65.000      117.047
           12/18/95     63.333      119.026
           12/19/95     61.667      123.162
           12/20/95     66.667      120.262
           12/21/95     63.333      120.876
           12/22/95     63.333      132.047
           12/25/95     63.333      132.047
           12/26/95     62.507      133.710
           12/27/95     61.667      132.203
           12/28/95     61.667      137.658
           12/29/95     61.667      145.660
            1/01/96     61.667      145.660
            1/02/96     68.333      142.064
            1/03/96     81.667      139.778
            1/04/96     78.333      134.333
            1/05/96     73.333      128.878
            1/08/96     76.667      124.398
            1/09/96     73.333      128.264
            1/10/96     70.000      126.331
            1/11/96     75.000      138.895
            1/12/96     71.667      138.542
            1/15/96     66.667      136.339
            1/16/96     67.507      142.137
            1/17/96     70.000      142.444
            1/18/96     68.333      135.995
            1/19/96     69.173      135.372
            1/22/96     71.667      135.372
            1/23/96     70.000      135.995
            1/24/96     81.667      137.928
            1/25/96     76.667      136.032
            1/26/96     76.667      137.232
            1/29/96     75.000      136.266
            1/30/96     75.000      131.012
            1/31/96     83.333      139.733
            2/01/96     85.000      139.733
            2/02/96     91.667      140.475
            2/05/96     88.333      142.160
            2/06/96     81.667      137.552
            2/07/96     78.333      139.238
            2/08/96     76.667      143.598
            2/09/96     75.000      148.902
            2/12/96     75.000      151.801
            2/13/96     80.000      150.588
            2/14/96     80.840      159.285
            2/15/96     75.000      161.937
            2/16/96     78.333      161.690
            2/19/96     78.333      161.690
            2/20/96     73.333      156.858
            2/21/96     76.667      158.543
            2/22/96     76.667      164.133
            2/23/96     76.667      162.432
            2/26/96     77.507      158.072
            2/27/96     76.667      160.004
            2/28/96     77.507      160.971
            2/29/96     78.747      163.870
            3/01/96     83.333      161.690
            3/04/96     85.000      160.004
            3/05/96     86.667      159.285
            3/06/96     87.507      159.510
            3/07/96     90.000      159.757
            3/08/96     85.000      149.846
            3/11/96     81.667      151.778
            3/12/96     81.667      157.082
            3/13/96     80.000      156.588
            3/14/96     75.000      159.959
            3/15/96     73.333      159.487
            3/18/96     76.667      161.644
            3/19/96     75.000      159.464
            3/20/96     72.507      135.528
            3/21/96     75.000      137.461
            3/22/96     75.840      143.259
            3/25/96     80.000      141.574
            3/26/96     83.333      135.528
            3/27/96     78.333      137.461
            3/28/96     75.000      134.809
            3/29/96     76.667      143.259
            4/01/96     75.000      142.905
            4/02/96     75.000      138.552
            4/03/96     76.667      133.348
            4/04/96     75.000      141.079
            4/05/96     75.000      141.079
            4/08/96     74.173      140.584
            4/09/96     74.173      134.786
            4/10/96     75.000      133.572
            4/11/96     75.000      138.652
            4/12/96     75.000      136.471
            4/15/96     76.667      139.618
            4/16/96     80.840      140.709
            4/17/96     78.333      140.709
            4/18/96     81.667      146.151
            4/19/96     78.333      144.450
            4/22/96     76.667      147.125
            4/23/96     75.840      147.002
            4/24/96     78.333      145.687
            4/25/96     75.000      144.496
            4/26/96     75.000      146.429
            4/29/96     76.667      146.923
            4/30/96     75.000      145.238
            5/01/96     83.333      141.125
            5/02/96     80.840      141.125
            5/03/96     80.000      140.755
            5/06/96     78.333      144.991
            5/07/96     78.333      148.486
            5/08/96     76.667      148.609
            5/09/96     78.333      148.833
            5/10/96     79.173      149.800
            5/13/96     78.333      151.261
            5/14/96     80.000      154.879
            5/15/96     76.667      145.687
            5/16/96     76.667      145.439
            5/17/96     80.000      149.305
            5/20/96     85.840      149.305
            5/21/96     85.000      148.810
            5/22/96     85.000      147.721
            5/23/96     86.667      147.844
            5/24/96     89.173      148.711
            5/27/96     89.173      148.711
            5/28/96     85.000      147.620
            5/29/96     83.333      146.406
            5/30/96     83.333      149.430
            5/31/96     80.000      151.363
            6/03/96     80.000      150.991
            6/04/96     79.173      150.149
            6/05/96     83.333      147.125
            6/06/96     82.507      146.406
            6/07/96     83.333      146.878
            6/10/96     80.000      146.878
            6/11/96     81.667      148.563
            6/12/96     80.000      146.878
            6/13/96     79.173      146.878
            6/14/96     80.000      146.630
            6/17/96     81.667      144.822
            6/18/96     81.667      142.270
            6/19/96     78.333      141.551
            6/20/96     78.333      142.270
            6/21/96     78.333      143.484
            6/24/96     79.173      141.675
            6/25/96     78.333      135.752
            6/26/96     76.667      126.088
            6/27/96     78.333      126.335
            6/28/96     88.333      125.369
            7/01/96     85.840      124.403
            7/02/96     81.667      125.122
            7/03/96     76.667      122.941
            7/04/96     76.667      122.941
            7/05/96     76.667      123.436
            7/08/96     76.667      122.941
            7/09/96     79.173      123.908
            7/10/96     77.507      116.896
            7/11/96     70.000      114.963
            7/12/96     68.333      113.030
            7/15/96     65.000      118.334
            7/16/96     65.000      123.143
            7/17/96     66.667      122.896
            7/18/96     68.333      126.761
            7/19/96     68.333      127.009
            7/22/96     63.333      126.761
            7/23/96     65.000      122.896
            7/24/96     59.173      123.492
            7/25/96     68.333      121.559
            7/26/96     65.000      124.581
            7/29/96     65.840      123.120
            7/30/96     65.000      127.705
            7/31/96     82.507      125.053
            8/01/96     81.667      129.390
            8/02/96     78.333      127.110
            8/05/96     74.173      124.334
            8/06/96     71.667      120.468
            8/07/96     75.000      121.435
            8/08/96     71.880      121.906
            8/09/96     73.333      120.221
            8/12/96     74.173      125.772
            8/13/96     77.507      127.705
            8/14/96     78.333      131.571
            8/15/96     76.667      139.774
            8/16/96     73.333      136.999
            8/19/96     74.173      134.942
            8/20/96     74.173      132.777
            8/21/96     74.173      129.638
            8/22/96     72.507      130.380
            8/23/96     72.507      132.111
            8/26/96     72.507      129.931
            8/27/96     72.507      129.684
            8/28/96     74.173      136.865
            8/29/96     79.173      130.920
            8/30/96     75.000      132.126
            9/02/96     75.000      132.126
            9/03/96     73.333      131.887
            9/04/96     73.333      136.719
            9/05/96     71.667      134.539
            9/06/96     71.667      134.044
            9/09/96     72.507      132.236
            9/10/96     71.667      130.178
            9/11/96     71.667      124.132
            9/12/96     71.667      116.154
            9/13/96     70.000      118.211
            9/16/96     71.667      116.401
            9/17/96     71.667      115.906
            9/18/96     70.000      117.839
            9/19/96     65.000      119.772
            9/20/96     70.000      117.839
            9/23/96     69.173      117.716
            9/24/96     68.333      119.277
            9/25/96     68.333      119.772
            9/26/96     66.667      123.143
            9/27/96     68.333      123.143
            9/30/96     66.667      119.309
           10/01/96     65.000      124.672
           10/02/96     66.667      123.805
           10/03/96     65.840      119.109
           10/04/96     66.667      119.776
           10/07/96     66.667      122.074
           10/08/96     66.667      118.792
           10/09/96     66.667      115.574
           10/10/96     70.000      115.623
           10/11/96     73.333      115.241
           10/14/96     76.667      113.906
           10/15/96     77.507      115.307
           10/16/96     71.667      113.173
           10/17/96     74.173      114.149
           10/18/96     75.000      112.472
           10/21/96     72.507      112.171
           10/22/96     68.333      110.837
           10/23/96     66.667      113.033
           10/24/96     65.000      115.270
           10/25/96     65.000      119.731
           10/28/96     65.000      120.331
           10/29/96     64.173      122.697
           10/30/96     66.667      123.315
           10/31/96     65.840      125.663
           11/01/96     64.173      124.732
           11/04/96     61.667      127.597
           11/05/96     64.173      125.431
           11/06/96     66.667      126.996
           11/07/96     63.333      128.762
           11/08/96     61.667      125.631
           11/11/96     61.667      129.344
           11/12/96     60.000      128.992
           11/13/96     61.667      128.761
           11/14/96     62.507      129.393
           11/15/96     65.000      132.924
           11/18/96     61.667      131.359
           11/19/96     61.667      129.794
           11/20/96     62.507      130.625
           11/21/96     66.667      127.094
           11/22/96     70.000      124.559
           11/25/96     70.840      127.956
           11/26/96     70.000      128.423
           11/27/96     71.667      130.024
           11/28/96     71.667      130.024
           11/29/96     73.333      130.024
           12/02/96     70.840      128.258
           12/03/96     74.173      129.988
           12/04/96     73.333      134.684
           12/05/96     75.000      141.711
           12/06/96     75.000      141.510
           12/09/96     76.667      145.272
           12/10/96     79.173      159.924
           12/11/96     75.840      163.653
           12/12/96     80.000      161.369
           12/13/96     74.173      170.947
           12/16/96     72.507      161.356
           12/17/96     73.333      152.395
           12/18/96     75.000      153.960
           12/19/96     78.333      157.192
           12/20/96     73.333      153.760
           12/23/96     66.667      154.392
           12/24/96     69.173      153.221
           12/25/96     69.173      153.221
           12/26/96     66.667      155.226
           12/27/96     67.507      154.858
           12/30/96     66.667      153.825
           12/31/96     66.667      151.692
            1/01/97     66.667      151.692
            1/02/97     66.667      154.726
            1/03/97     69.173      169.215
            1/06/97     67.507      163.555
            1/07/97     70.840      162.224
            1/08/97     73.333      157.328
            1/09/97     75.000      160.494
            1/10/97     74.173      170.317
            1/13/97     73.333      166.923
            1/14/97     70.840      169.356
            1/15/97     68.333      185.012
            1/16/97     68.333      210.774
            1/17/97     66.667      201.965
            1/20/97     65.000      187.311
            1/21/97     66.667      186.076
            1/22/97     65.840      182.946
            1/23/97     65.840      181.581
            1/24/97     67.507      180.899
            1/27/97     65.840      176.786
            1/28/97     73.333      176.885
            1/29/97     99.587      176.585
            1/30/97     98.747      181.014
            1/31/97     97.920      184.942
            2/03/97     98.333      195.599
            2/04/97     98.747      186.572
            2/05/97    100.000      201.860
            2/06/97     98.747      198.578
            2/07/97     98.747      190.469
            2/10/97     99.173      189.472
            2/11/97     98.747      183.942
            2/12/97     98.747      187.654
            2/13/97     99.173      184.191
            2/14/97     98.333      188.989
            2/17/97     98.333      188.989
            2/18/97     98.547      188.107
            2/19/97     98.747      185.476
            2/20/97     97.507      192.720
            2/21/97     98.333      186.975
            2/24/97     97.507      190.123
            2/25/97     97.507      188.255
            2/26/97     97.507      188.255
            2/27/97     97.507      193.934
            2/28/97     98.333      188.055
            3/03/97     97.080      187.601
            3/04/97     97.507      189.153
            3/05/97     97.507      188.903
            3/06/97     97.707      191.869
            3/07/97     99.173      191.465
            3/10/97    100.000      198.660
            3/11/97    100.840      190.683
            3/12/97    100.000      192.048
            3/13/97    100.000      193.734
            3/14/97     99.173      193.631
            3/17/97    100.000      192.267
            3/18/97     99.173      191.034
            3/19/97     99.173      192.600
            3/20/97     99.173      187.969
            3/21/97     99.173      183.239
            3/24/97    100.840      176.145
            3/25/97    100.000      176.675
            3/26/97    100.000      180.989
            3/27/97    100.840      175.110

----------
*  Peers Include: MYCO, DNAP, EECN


Montgomery Securities - Confidential                                          42

Common Stock Price Analysis
================================================================================
Van Gogh vs. Ag Biotech Peers
3/29/96 - 3/27/97

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

             DATE      Calgene       Peers*
           --------    -------      -------
            3/29/96    100.000      100.000
            4/01/96     97.826       99.752
            4/02/96     97.826       96.714
            4/03/96    100.000       93.081
            4/04/96     97.826       98.478
            4/05/96     97.826       98.478
            4/08/96     96.748       98.133
            4/09/96     96.748       94.085
            4/10/96     97.826       93.238
            4/11/96     97.826       96.784
            4/12/96     97.826       95.262
            4/15/96    100.000       97.458
            4/16/96    105.443       98.220
            4/17/96    102.174       98.220
            4/18/96    106.522      102.018
            4/19/96    102.174      100.831
            4/22/96    100.000      102.698
            4/23/96     98.922      102.613
            4/24/96    102.174      101.694
            4/25/96     97.826      100.863
            4/26/96     97.826      102.212
            4/29/96    100.000      102.558
            4/30/96     97.826      101.381
            5/01/96    108.696       98.510
            5/02/96    105.443       98.510
            5/03/96    104.348       98.252
            5/06/96    102.174      101.209
            5/07/96    102.174      103.649
            5/08/96    100.000      103.734
            5/09/96    102.174      103.891
            5/10/96    103.270      104.566
            5/13/96    102.174      105.585
            5/14/96    104.348      108.111
            5/15/96    100.000      101.694
            5/16/96    100.000      101.522
            5/17/96    104.348      104.220
            5/20/96    111.965      104.220
            5/21/96    110.870      103.875
            5/22/96    110.870      103.115
            5/23/96    113.043      103.200
            5/24/96    116.313      103.805
            5/27/96    116.313      103.805
            5/28/96    110.870      103.044
            5/29/96    108.696      102.196
            5/30/96    108.696      104.307
            5/31/96    104.348      105.656
            6/03/96    104.348      105.397
            6/04/96    103.270      104.809
            6/05/96    108.696      102.698
            6/06/96    107.617      102.196
            6/07/96    108.696      102.526
            6/10/96    104.348      102.526
            6/11/96    106.522      103.702
            6/12/96    104.348      102.526
            6/13/96    103.270      102.526
            6/14/96    104.348      102.353
            6/17/96    106.522      101.091
            6/18/96    106.522       99.309
            6/19/96    102.174       98.807
            6/20/96    102.174       99.309
            6/21/96    102.174      100.157
            6/24/96    103.270       98.894
            6/25/96    102.174       94.760
            6/26/96    100.000       88.014
            6/27/96    102.174       88.187
            6/28/96    115.217       87.512
            7/01/96    111.965       86.837
            7/02/96    106.522       87.339
            7/03/96    100.000       85.818
            7/04/96    100.000       85.818
            7/05/96    100.000       86.163
            7/08/96    100.000       85.818
            7/09/96    103.270       86.492
            7/10/96    101.096       81.597
            7/11/96     91.304       80.248
            7/12/96     89.130       78.899
            7/15/96     84.783       82.601
            7/16/96     84.783       85.958
            7/17/96     86.957       85.786
            7/18/96     89.130       88.484
            7/19/96     89.130       88.657
            7/22/96     82.609       88.484
            7/23/96     84.783       85.786
            7/24/96     77.183       86.202
            7/25/96     89.130       84.853
            7/26/96     84.783       86.962
            7/29/96     85.878       85.942
            7/30/96     84.783       89.143
            7/31/96    107.617       87.291
            8/01/96    106.522       90.319
            8/02/96    102.174       88.728
            8/05/96     96.748       86.789
            8/06/96     93.478       84.091
            8/07/96     97.826       84.766
            8/08/96     93.757       85.095
            8/09/96     95.652       83.918
            8/12/96     96.748       87.793
            8/13/96    101.096       89.143
            8/14/96    102.174       91.841
            8/15/96    100.000       97.567
            8/16/96     95.652       95.630
            8/19/96     96.748       94.194
            8/20/96     96.748       92.683
            8/21/96     96.748       90.492
            8/22/96     94.574       91.010
            8/23/96     94.574       92.218
            8/26/96     94.574       90.696
            8/27/96     94.574       90.524
            8/28/96     96.748       95.537
            8/29/96    103.270       91.387
            8/30/96     97.826       92.229
            9/02/96     97.826       92.229
            9/03/96     95.652       92.062
            9/04/96     95.652       95.434
            9/05/96     93.478       93.913
            9/06/96     93.478       93.567
            9/09/96     94.574       92.305
            9/10/96     93.478       90.869
            9/11/96     93.478       86.649
            9/12/96     93.478       81.079
            9/13/96     91.304       82.516
            9/16/96     93.478       81.252
            9/17/96     93.478       80.907
            9/18/96     91.304       82.256
            9/19/96     84.783       83.605
            9/20/96     91.304       82.256
            9/23/96     90.226       82.170
            9/24/96     89.130       83.260
            9/25/96     89.130       83.605
            9/26/96     86.957       85.958
            9/27/96     89.130       85.958
            9/30/96     86.957       83.282
           10/01/96     84.783       87.026
           10/02/96     86.957       86.420
           10/03/96     85.878       83.142
           10/04/96     86.957       83.608
           10/07/96     86.957       85.212
           10/08/96     86.957       82.921
           10/09/96     86.957       80.675
           10/10/96     91.304       80.709
           10/11/96     95.652       80.442
           10/14/96    100.000       79.511
           10/15/96    101.096       80.488
           10/16/96     93.478       78.998
           10/17/96     96.748       79.680
           10/18/96     97.826       78.510
           10/21/96     94.574       78.299
           10/22/96     89.130       77.368
           10/23/96     86.957       78.901
           10/24/96     84.783       80.463
           10/25/96     84.783       83.576
           10/28/96     84.783       83.996
           10/29/96     83.704       85.647
           10/30/96     86.957       86.078
           10/31/96     85.878       87.717
           11/01/96     83.704       87.067
           11/04/96     80.435       89.067
           11/05/96     83.704       87.555
           11/06/96     86.957       88.648
           11/07/96     82.609       89.880
           11/08/96     80.435       87.695
           11/11/96     80.435       90.287
           11/12/96     78.261       90.041
           11/13/96     80.435       89.880
           11/14/96     81.530       90.321
           11/15/96     84.783       92.786
           11/18/96     80.435       91.693
           11/19/96     80.435       90.601
           11/20/96     81.530       91.181
           11/21/96     86.957       88.716
           11/22/96     91.304       86.947
           11/25/96     92.400       89.318
           11/26/96     91.304       89.644
           11/27/96     93.478       90.762
           11/28/96     93.478       90.762
           11/29/96     95.652       90.762
           12/02/96     92.400       89.528
           12/03/96     96.748       90.737
           12/04/96     95.652       94.014
           12/05/96     97.826       98.919
           12/06/96     97.826       98.779
           12/09/96    100.000      101.405
           12/10/96    103.270      111.633
           12/11/96     98.922      114.236
           12/12/96    104.348      112.641
           12/13/96     96.748      119.327
           12/16/96     94.574      112.632
           12/17/96     95.652      106.377
           12/18/96     97.826      107.470
           12/19/96    102.174      109.725
           12/20/96     95.652      107.330
           12/23/96     86.957      107.771
           12/24/96     90.226      106.953
           12/25/96     90.226      106.953
           12/26/96     86.957      108.353
           12/27/96     88.052      108.097
           12/30/96     86.957      107.375
           12/31/96     86.957      105.886
            1/01/97     86.957      105.886
            1/02/97     86.957      108.004
            1/03/97     90.226      118.118
            1/06/97     88.052      114.167
            1/07/97     92.400      113.238
            1/08/97     95.652      109.821
            1/09/97     97.826      112.030
            1/10/97     96.748      118.887
            1/13/97     95.652      116.518
            1/14/97     92.400      118.217
            1/15/97     89.130      129.145
            1/16/97     89.130      147.128
            1/17/97     86.957      140.979
            1/20/97     84.783      130.750
            1/21/97     86.957      129.888
            1/22/97     85.878      127.703
            1/23/97     85.878      126.750
            1/24/97     88.052      126.274
            1/27/97     85.878      123.403
            1/28/97     95.652      123.472
            1/29/97    129.896      123.263
            1/30/97    128.800      126.354
            1/31/97    127.722      129.096
            2/03/97    128.261      136.535
            2/04/97    128.800      130.234
            2/05/97    130.435      140.905
            2/06/97    128.800      138.615
            2/07/97    128.800      132.954
            2/10/97    129.357      132.258
            2/11/97    128.800      128.398
            2/12/97    128.800      130.990
            2/13/97    129.357      128.572
            2/14/97    128.261      131.921
            2/17/97    128.261      131.921
            2/18/97    128.539      131.305
            2/19/97    128.800      129.469
            2/20/97    127.183      134.526
            2/21/97    128.261      130.515
            2/24/97    127.183      132.713
            2/25/97    127.183      131.409
            2/26/97    127.183      131.409
            2/27/97    127.183      135.373
            2/28/97    128.261      131.269
            3/03/97    126.626      130.952
            3/04/97    127.183      132.036
            3/05/97    127.183      131.861
            3/06/97    127.443      133.931
            3/07/97    129.357      133.650
            3/10/97    130.435      138.672
            3/11/97    131.530      133.103
            3/12/97    130.435      134.056
            3/13/97    130.435      135.233
            3/14/97    129.357      135.162
            3/17/97    130.435      134.209
            3/18/97    129.357      133.349
            3/19/97    129.357      134.441
            3/20/97    129.357      131.209
            3/21/97    129.357      127.907
            3/24/97    131.530      122.955
            3/25/97    130.435      123.325
            3/26/97    130.435      126.336
            3/27/97    131.530      122.233

----------
*  Peers Include: MYCO, DNAP, EECN


Montgomery Securities - Confidential                                          43

Common Stock Price Analysis
================================================================================
Van Gogh Stock Price Graph
12/30/94 - 3/27/97

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

             DATE       Calgene
           --------     -------
           12/30/94      7.500
            1/02/95      7.500
            1/03/95      6.750
            1/04/95      6.500
            1/05/95      6.563
            1/06/95      7.000
            1/09/95      6.500
            1/10/95      6.125
            1/11/95      6.063
            1/12/95      5.938
            1/13/95      6.125
            1/16/95      6.438
            1/17/95      6.250
            1/18/95      6.250
            1/19/95      6.000
            1/20/95      5.750
            1/23/95      5.750
            1/24/95      5.875
            1/25/95      5.750
            1/26/95      5.875
            1/27/95      6.000
            1/30/95      6.250
            1/31/95      6.750
            2/01/95      7.000
            2/02/95      7.250
            2/03/95      7.250
            2/06/95      8.125
            2/07/95      8.250
            2/08/95      8.500
            2/09/95      8.250
            2/10/95      8.000
            2/13/95      8.125
            2/14/95      8.125
            2/15/95      8.625
            2/16/95      8.313
            2/17/95      7.500
            2/20/95      7.500
            2/21/95      7.250
            2/22/95      7.375
            2/23/95      7.500
            2/24/95      7.563
            2/27/95      7.250
            2/28/95      7.500
            3/01/95      7.125
            3/02/95      7.125
            3/03/95      6.625
            3/06/95      6.438
            3/07/95      6.375
            3/08/95      6.375
            3/09/95      7.063
            3/10/95      7.250
            3/13/95      7.281
            3/14/95      7.000
            3/15/95      7.000
            3/16/95      6.750
            3/17/95      7.063
            3/20/95      7.250
            3/21/95      7.250
            3/22/95      6.875
            3/23/95      6.875
            3/24/95      6.750
            3/27/95      6.563
            3/28/95      7.000
            3/29/95      6.813
            3/30/95      6.813
            3/31/95      6.938
            4/03/95      6.906
            4/04/95      6.750
            4/05/95      6.750
            4/06/95      6.875
            4/07/95      6.875
            4/10/95      6.750
            4/11/95      6.625
            4/12/95      6.625
            4/13/95      6.875
            4/14/95      6.875
            4/17/95      6.750
            4/18/95      6.625
            4/19/95      6.625
            4/20/95      6.500
            4/21/95      6.250
            4/24/95      6.500
            4/25/95      7.000
            4/26/95      7.000
            4/27/95      7.125
            4/28/95      7.125
            5/01/95      6.750
            5/02/95      7.000
            5/03/95      7.063
            5/04/95      7.000
            5/05/95      7.000
            5/08/95      7.125
            5/09/95      7.125
            5/10/95      7.188
            5/11/95      7.125
            5/12/95      7.125
            5/15/95      6.875
            5/16/95      6.500
            5/17/95      6.500
            5/18/95      6.625
            5/19/95      6.500
            5/22/95      5.875
            5/23/95      6.250
            5/24/95      6.125
            5/25/95      6.313
            5/26/95      6.000
            5/29/95      6.000
            5/30/95      6.250
            5/31/95      6.000
            6/01/95      6.813
            6/02/95      6.875
            6/05/95      6.563
            6/06/95      6.750
            6/07/95      6.188
            6/08/95      6.563
            6/09/95      6.625
            6/12/95      7.000
            6/13/95      7.375
            6/14/95      7.375
            6/15/95      7.188
            6/16/95      7.375
            6/19/95      7.750
            6/20/95      7.000
            6/21/95      6.875
            6/22/95      7.125
            6/23/95      7.250
            6/26/95      7.500
            6/27/95      7.750
            6/28/95      8.250
            6/29/95      7.625
            6/30/95      6.938
            7/03/95      6.375
            7/04/95      6.375
            7/05/95      6.688
            7/06/95      6.875
            7/07/95      6.750
            7/10/95      7.000
            7/11/95      6.875
            7/12/95      7.125
            7/13/95      7.000
            7/14/95      7.000
            7/17/95      7.000
            7/18/95      6.750
            7/19/95      6.938
            7/20/95      6.625
            7/21/95      6.625
            7/24/95      6.500
            7/25/95      6.500
            7/26/95      6.500
            7/27/95      6.750
            7/28/95      6.688
            7/31/95      6.750
            8/01/95      7.000
            8/02/95      7.063
            8/03/95      7.000
            8/04/95      6.875
            8/07/95      6.969
            8/08/95      6.875
            8/09/95      7.250
            8/10/95      7.813
            8/11/95      7.250
            8/14/95      7.250
            8/15/95      7.313
            8/16/95      7.188
            8/17/95      7.313
            8/18/95      7.375
            8/21/95      7.250
            8/22/95      7.125
            8/23/95      7.250
            8/24/95      7.313
            8/25/95      7.125
            8/28/95      7.000
            8/29/95      6.750
            8/30/95      7.000
            8/31/95      7.000
            9/01/95      6.938
            9/04/95      6.938
            9/05/95      7.125
            9/06/95      7.563
            9/07/95      7.500
            9/08/95      7.375
            9/11/95      7.250
            9/12/95      7.625
            9/13/95      7.375
            9/14/95      7.375
            9/15/95      7.188
            9/18/95      7.250
            9/19/95      6.625
            9/20/95      6.875
            9/21/95      6.938
            9/22/95      7.063
            9/25/95      6.875
            9/26/95      7.125
            9/27/95      6.750
            9/28/95      7.000
            9/29/95      6.750
           10/02/95      6.875
           10/03/95      6.563
           10/04/95      6.563
           10/05/95      6.750
           10/06/95      6.563
           10/09/95      6.609
           10/10/95      6.625
           10/11/95      6.375
           10/12/95      6.375
           10/13/95      6.563
           10/16/95      6.750
           10/17/95      7.000
           10/18/95      6.875
           10/19/95      7.000
           10/20/95      7.125
           10/23/95      7.125
           10/24/95      7.000
           10/25/95      6.875
           10/26/95      6.500
           10/27/95      6.500
           10/30/95      6.625
           10/31/95      6.375
           11/01/95      6.500
           11/02/95      6.500
           11/03/95      6.375
           11/06/95      6.375
           11/07/95      6.500
           11/08/95      6.250
           11/09/95      6.063
           11/10/95      5.938
           11/13/95      5.875
           11/14/95      5.625
           11/15/95      5.375
           11/16/95      5.250
           11/17/95      4.875
           11/20/95      5.125
           11/21/95      5.000
           11/22/95      4.875
           11/23/95      4.875
           11/24/95      4.875
           11/27/95      5.000
           11/28/95      5.000
           11/29/95      5.125
           11/30/95      5.125
           12/01/95      5.125
           12/04/95      5.125
           12/05/95      5.250
           12/06/95      5.188
           12/07/95      5.000
           12/08/95      4.875
           12/11/95      4.938
           12/12/95      4.875
           12/13/95      5.125
           12/14/95      4.875
           12/15/95      4.875
           12/18/95      4.750
           12/19/95      4.625
           12/20/95      5.000
           12/21/95      4.750
           12/22/95      4.750
           12/25/95      4.750
           12/26/95      4.688
           12/27/95      4.625
           12/28/95      4.625
           12/29/95      4.625
            1/01/96      4.625
            1/02/96      5.125
            1/03/96      6.125
            1/04/96      5.875
            1/05/96      5.500
            1/08/96      5.750
            1/09/96      5.500
            1/10/96      5.250
            1/11/96      5.625
            1/12/96      5.375
            1/15/96      5.000
            1/16/96      5.063
            1/17/96      5.250
            1/18/96      5.125
            1/19/96      5.188
            1/22/96      5.375
            1/23/96      5.250
            1/24/96      6.125
            1/25/96      5.750
            1/26/96      5.750
            1/29/96      5.625
            1/30/96      5.625
            1/31/96      6.250
            2/01/96      6.375
            2/02/96      6.875
            2/05/96      6.625
            2/06/96      6.125
            2/07/96      5.875
            2/08/96      5.750
            2/09/96      5.625
            2/12/96      5.625
            2/13/96      6.000
            2/14/96      6.063
            2/15/96      5.625
            2/16/96      5.875
            2/19/96      5.875
            2/20/96      5.500
            2/21/96      5.750
            2/22/96      5.750
            2/23/96      5.750
            2/26/96      5.813
            2/27/96      5.750
            2/28/96      5.813
            2/29/96      5.906
            3/01/96      6.250
            3/04/96      6.375
            3/05/96      6.500
            3/06/96      6.563
            3/07/96      6.750
            3/08/96      6.375
            3/11/96      6.125
            3/12/96      6.125
            3/13/96      6.000
            3/14/96      5.625
            3/15/96      5.500
            3/18/96      5.750
            3/19/96      5.625
            3/20/96      5.438
            3/21/96      5.625
            3/22/96      5.688
            3/25/96      6.000
            3/26/96      6.250
            3/27/96      5.875
            3/28/96      5.625
            3/29/96      5.750
            4/01/96      5.625
            4/02/96      5.625
            4/03/96      5.750
            4/04/96      5.625
            4/05/96      5.625
            4/08/96      5.563
            4/09/96      5.563
            4/10/96      5.625
            4/11/96      5.625
            4/12/96      5.625
            4/15/96      5.750
            4/16/96      6.063
            4/17/96      5.875
            4/18/96      6.125
            4/19/96      5.875
            4/22/96      5.750
            4/23/96      5.688
            4/24/96      5.875
            4/25/96      5.625
            4/26/96      5.625
            4/29/96      5.750
            4/30/96      5.625
            5/01/96      6.250
            5/02/96      6.063
            5/03/96      6.000
            5/06/96      5.875
            5/07/96      5.875
            5/08/96      5.750
            5/09/96      5.875
            5/10/96      5.938
            5/13/96      5.875
            5/14/96      6.000
            5/15/96      5.750
            5/16/96      5.750
            5/17/96      6.000
            5/20/96      6.438
            5/21/96      6.375
            5/22/96      6.375
            5/23/96      6.500
            5/24/96      6.688
            5/27/96      6.688
            5/28/96      6.375
            5/29/96      6.250
            5/30/96      6.250
            5/31/96      6.000
            6/03/96      6.000
            6/04/96      5.938
            6/05/96      6.250
            6/06/96      6.188
            6/07/96      6.250
            6/10/96      6.000
            6/11/96      6.125
            6/12/96      6.000
            6/13/96      5.938
            6/14/96      6.000
            6/17/96      6.125
            6/18/96      6.125
            6/19/96      5.875
            6/20/96      5.875
            6/21/96      5.875
            6/24/96      5.938
            6/25/96      5.875
            6/26/96      5.750
            6/27/96      5.875
            6/28/96      6.625
            7/01/96      6.438
            7/02/96      6.125
            7/03/96      5.750
            7/04/96      5.750
            7/05/96      5.750
            7/08/96      5.750
            7/09/96      5.938
            7/10/96      5.813
            7/11/96      5.250
            7/12/96      5.125
            7/15/96      4.875
            7/16/96      4.875
            7/17/96      5.000
            7/18/96      5.125
            7/19/96      5.125
            7/22/96      4.750
            7/23/96      4.875
            7/24/96      4.438
            7/25/96      5.125
            7/26/96      4.875
            7/29/96      4.938
            7/30/96      4.875
            7/31/96      6.188
            8/01/96      6.125
            8/02/96      5.875
            8/05/96      5.563
            8/06/96      5.375
            8/07/96      5.625
            8/08/96      5.391
            8/09/96      5.500
            8/12/96      5.563
            8/13/96      5.813
            8/14/96      5.875
            8/15/96      5.750
            8/16/96      5.500
            8/19/96      5.563
            8/20/96      5.563
            8/21/96      5.563
            8/22/96      5.438
            8/23/96      5.438
            8/26/96      5.438
            8/27/96      5.438
            8/28/96      5.563
            8/29/96      5.938
            8/30/96      5.625
            9/02/96      5.625
            9/03/96      5.500
            9/04/96      5.500
            9/05/96      5.375
            9/06/96      5.375
            9/09/96      5.438
            9/10/96      5.375
            9/11/96      5.375
            9/12/96      5.375
            9/13/96      5.250
            9/16/96      5.375
            9/17/96      5.375
            9/18/96      5.250
            9/19/96      4.875
            9/20/96      5.250
            9/23/96      5.188
            9/24/96      5.125
            9/25/96      5.125
            9/26/96      5.000
            9/27/96      5.125
            9/30/96      5.000
           10/01/96      4.875
           10/02/96      5.000
           10/03/96      4.938
           10/04/96      5.000
           10/07/96      5.000
           10/08/96      5.000
           10/09/96      5.000
           10/10/96      5.250
           10/11/96      5.500
           10/14/96      5.750
           10/15/96      5.813
           10/16/96      5.375
           10/17/96      5.563
           10/18/96      5.625
           10/21/96      5.438
           10/22/96      5.125
           10/23/96      5.000
           10/24/96      4.875
           10/25/96      4.875
           10/28/96      4.875
           10/29/96      4.813
           10/30/96      5.000
           10/31/96      4.938
           11/01/96      4.813
           11/04/96      4.625
           11/05/96      4.813
           11/06/96      5.000
           11/07/96      4.750
           11/08/96      4.625
           11/11/96      4.625
           11/12/96      4.500
           11/13/96      4.625
           11/14/96      4.688
           11/15/96      4.875
           11/18/96      4.625
           11/19/96      4.625
           11/20/96      4.688
           11/21/96      5.000
           11/22/96      5.250
           11/25/96      5.313
           11/26/96      5.250
           11/27/96      5.375
           11/28/96      5.375
           11/29/96      5.500
           12/02/96      5.313
           12/03/96      5.563
           12/04/96      5.500
           12/05/96      5.625
           12/06/96      5.625
           12/09/96      5.750
           12/10/96      5.938
           12/11/96      5.688
           12/12/96      6.000
           12/13/96      5.563
           12/16/96      5.438
           12/17/96      5.500
           12/18/96      5.625
           12/19/96      5.875
           12/20/96      5.500
           12/23/96      5.000
           12/24/96      5.188
           12/25/96      5.188
           12/26/96      5.000
           12/27/96      5.063
           12/30/96      5.000
           12/31/96      5.000
            1/01/97      5.000
            1/02/97      5.000
            1/03/97      5.188
            1/06/97      5.063
            1/07/97      5.313
            1/08/97      5.500
            1/09/97      5.625
            1/10/97      5.563
            1/13/97      5.500
            1/14/97      5.313
            1/15/97      5.125
            1/16/97      5.125
            1/17/97      5.000
            1/20/97      4.875
            1/21/97      5.000
            1/22/97      4.938
            1/23/97      4.938
            1/24/97      5.063
            1/27/97      4.938
            1/28/97      5.500
            1/29/97      7.469
            1/30/97      7.406
            1/31/97      7.344
            2/03/97      7.375
            2/04/97      7.406
            2/05/97      7.500
            2/06/97      7.406
            2/07/97      7.406
            2/10/97      7.438
            2/11/97      7.406
            2/12/97      7.406
            2/13/97      7.438
            2/14/97      7.375
            2/17/97      7.375
            2/18/97      7.391
            2/19/97      7.406
            2/20/97      7.313
            2/21/97      7.375
            2/24/97      7.313
            2/25/97      7.313
            2/26/97      7.313
            2/27/97      7.313
            2/28/97      7.375
            3/03/97      7.281
            3/04/97      7.313
            3/05/97      7.313
            3/06/97      7.328
            3/07/97      7.438
            3/10/97      7.500
            3/11/97      7.563
            3/12/97      7.500
            3/13/97      7.500
            3/14/97      7.438
            3/17/97      7.500
            3/18/97      7.438
            3/19/97      7.438
            3/20/97      7.438
            3/21/97      7.438
            3/24/97      7.563
            3/25/97      7.500
            3/26/97      7.500
            3/27/97      7.563


Montgomery Securities - Confidential                                          44

Common Stock Price Analysis
================================================================================
Van Gogh Stock Price Graph
3/29/96 - 3/27/97

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

             DATE       Calgene
           --------     -------
            3/29/96      5.750
            4/01/96      5.625
            4/02/96      5.625
            4/03/96      5.750
            4/04/96      5.625
            4/05/96      5.625
            4/08/96      5.563
            4/09/96      5.563
            4/10/96      5.625
            4/11/96      5.625
            4/12/96      5.625
            4/15/96      5.750
            4/16/96      6.063
            4/17/96      5.875
            4/18/96      6.125
            4/19/96      5.875
            4/22/96      5.750
            4/23/96      5.688
            4/24/96      5.875
            4/25/96      5.625
            4/26/96      5.625
            4/29/96      5.750
            4/30/96      5.625
            5/01/96      6.250
            5/02/96      6.063
            5/03/96      6.000
            5/06/96      5.875
            5/07/96      5.875
            5/08/96      5.750
            5/09/96      5.875
            5/10/96      5.938
            5/13/96      5.875
            5/14/96      6.000
            5/15/96      5.750
            5/16/96      5.750
            5/17/96      6.000
            5/20/96      6.438
            5/21/96      6.375
            5/22/96      6.375
            5/23/96      6.500
            5/24/96      6.688
            5/27/96      6.688
            5/28/96      6.375
            5/29/96      6.250
            5/30/96      6.250
            5/31/96      6.000
            6/03/96      6.000
            6/04/96      5.938
            6/05/96      6.250
            6/06/96      6.188
            6/07/96      6.250
            6/10/96      6.000
            6/11/96      6.125
            6/12/96      6.000
            6/13/96      5.938
            6/14/96      6.000
            6/17/96      6.125
            6/18/96      6.125
            6/19/96      5.875
            6/20/96      5.875
            6/21/96      5.875
            6/24/96      5.938
            6/25/96      5.875
            6/26/96      5.750
            6/27/96      5.875
            6/28/96      6.625
            7/01/96      6.438
            7/02/96      6.125
            7/03/96      5.750
            7/04/96      5.750
            7/05/96      5.750
            7/08/96      5.750
            7/09/96      5.938
            7/10/96      5.813
            7/11/96      5.250
            7/12/96      5.125
            7/15/96      4.875
            7/16/96      4.875
            7/17/96      5.000
            7/18/96      5.125
            7/19/96      5.125
            7/22/96      4.750
            7/23/96      4.875
            7/24/96      4.438
            7/25/96      5.125
            7/26/96      4.875
            7/29/96      4.938
            7/30/96      4.875
            7/31/96      6.188
            8/01/96      6.125
            8/02/96      5.875
            8/05/96      5.563
            8/06/96      5.375
            8/07/96      5.625
            8/08/96      5.391
            8/09/96      5.500
            8/12/96      5.563
            8/13/96      5.813
            8/14/96      5.875
            8/15/96      5.750
            8/16/96      5.500
            8/19/96      5.563
            8/20/96      5.563
            8/21/96      5.563
            8/22/96      5.438
            8/23/96      5.438
            8/26/96      5.438
            8/27/96      5.438
            8/28/96      5.563
            8/29/96      5.938
            8/30/96      5.625
            9/02/96      5.625
            9/03/96      5.500
            9/04/96      5.500
            9/05/96      5.375
            9/06/96      5.375
            9/09/96      5.438
            9/10/96      5.375
            9/11/96      5.375
            9/12/96      5.375
            9/13/96      5.250
            9/16/96      5.375
            9/17/96      5.375
            9/18/96      5.250
            9/19/96      4.875
            9/20/96      5.250
            9/23/96      5.188
            9/24/96      5.125
            9/25/96      5.125
            9/26/96      5.000
            9/27/96      5.125
            9/30/96      5.000
           10/01/96      4.875
           10/02/96      5.000
           10/03/96      4.938
           10/04/96      5.000
           10/07/96      5.000
           10/08/96      5.000
           10/09/96      5.000
           10/10/96      5.250
           10/11/96      5.500
           10/14/96      5.750
           10/15/96      5.813
           10/16/96      5.375
           10/17/96      5.563
           10/18/96      5.625
           10/21/96      5.438
           10/22/96      5.125
           10/23/96      5.000
           10/24/96      4.875
           10/25/96      4.875
           10/28/96      4.875
           10/29/96      4.813
           10/30/96      5.000
           10/31/96      4.938
           11/01/96      4.813
           11/04/96      4.625
           11/05/96      4.813
           11/06/96      5.000
           11/07/96      4.750
           11/08/96      4.625
           11/11/96      4.625
           11/12/96      4.500
           11/13/96      4.625
           11/14/96      4.688
           11/15/96      4.875
           11/18/96      4.625
           11/19/96      4.625
           11/20/96      4.688
           11/21/96      5.000
           11/22/96      5.250
           11/25/96      5.313
           11/26/96      5.250
           11/27/96      5.375
           11/28/96      5.375
           11/29/96      5.500
           12/02/96      5.313
           12/03/96      5.563
           12/04/96      5.500
           12/05/96      5.625
           12/06/96      5.625
           12/09/96      5.750
           12/10/96      5.938
           12/11/96      5.688
           12/12/96      6.000
           12/13/96      5.563
           12/16/96      5.438
           12/17/96      5.500
           12/18/96      5.625
           12/19/96      5.875
           12/20/96      5.500
           12/23/96      5.000
           12/24/96      5.188
           12/25/96      5.188
           12/26/96      5.000
           12/27/96      5.063
           12/30/96      5.000
           12/31/96      5.000
            1/01/97      5.000
            1/02/97      5.000
            1/03/97      5.188
            1/06/97      5.063
            1/07/97      5.313
            1/08/97      5.500
            1/09/97      5.625
            1/10/97      5.563
            1/13/97      5.500
            1/14/97      5.313
            1/15/97      5.125
            1/16/97      5.125
            1/17/97      5.000
            1/20/97      4.875
            1/21/97      5.000
            1/22/97      4.938
            1/23/97      4.938
            1/24/97      5.063
            1/27/97      4.938
            1/28/97      5.500
            1/29/97      7.469
            1/30/97      7.406
            1/31/97      7.344
            2/03/97      7.375
            2/04/97      7.406
            2/05/97      7.500
            2/06/97      7.406
            2/07/97      7.406
            2/10/97      7.438
            2/11/97      7.406
            2/12/97      7.406
            2/13/97      7.438
            2/14/97      7.375
            2/17/97      7.375
            2/18/97      7.391
            2/19/97      7.406
            2/20/97      7.313
            2/21/97      7.375
            2/24/97      7.313
            2/25/97      7.313
            2/26/97      7.313
            2/27/97      7.313
            2/28/97      7.375
            3/03/97      7.281
            3/04/97      7.313
            3/05/97      7.313
            3/06/97      7.328
            3/07/97      7.438
            3/10/97      7.500
            3/11/97      7.563
            3/12/97      7.500
            3/13/97      7.500
            3/14/97      7.438
            3/17/97      7.500
            3/18/97      7.438
            3/19/97      7.438
            3/20/97      7.438
            3/21/97      7.438
            3/24/97      7.563
            3/25/97      7.500
            3/26/97      7.500
            3/27/97      7.563


Montgomery Securities - Confidential                                          45

                                   EXHIBIT VI

                           ===========================

                      Common Stock Trading Volume Analysis

Common Stock Trading Volume Analysis
================================================================================
Van Gogh Trading Volume Price Range
(1/1/95 - 1/29/97)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

          Price      Volume
          -----      ------
          $4.40       100%
          $4.60       100%
          $4.80        99%
          $5.00        97%
          $5.20        92%
          $5.40        87%
          $5.60        84%
          $5.80        79%
          $6.00        72%
          $6.20        69%
          $6.40        61%
          $6.60        54%
          $6.80        46%
          $7.00        39%
          $7.20        31%
          $7.40        22%
          $7.60        15%
          $7.80        12%
          $8.00        10%
          $8.20         8%
          $8.40         5%
          $8.60         5%
          $8.80         3%
          $9.00         0%


Montgomery Securities - Confidential                                          47

Common Stock Trading Volume Analysis
================================================================================
Van Gogh Trading Volume Price Range
(3/31/96 - 1/29/97)

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

          Price      Volume
          -----      ------
          $4.40       100%
          $4.60       100%
          $4.80        99%
          $5.00        94%
          $5.20        83%
          $5.40        71%
          $5.60        63%
          $5.80        48%
          $6.00        35%
          $6.20        27%
          $6.40        15%
          $6.60         4%
          $6.80         3%
          $7.00         0%


Montgomery Securities - Confidential                                          48

                                   EXHIBIT VII

                           ===========================

                       Comparable Public Company Analysis

Comparable Public Company Analysis
================================================================================
Valuation Summary

                                           Agg. Value/        Implied Valuation
Multiple                                   LTM Revenue*          Per Share**
-----------------------------------------  ------------      -------------------
Publicly Trading Aggregate Value/ Revenue      3.8x                $7.08


* Multiple determined by the following companies: DLP, PHB, SEEDB, MYCO. ** Assumes LTM Revenue for Van Gogh of $132.85 MM, net debt of $32.4MM and
    66.71 MM shares outstanding.


Montgomery Securities - Confidential                                          50

Comparable Public Company Analysis
================================================================================
Analysis of Comparable Seed, Produce & Agricultural Companies
($ in Millions, except per share amounts)

                                                                  52 Week                  Calendar EPS (a)
                                    Ticker   Stock Price   --------------------     -----------------------------       Secular
Company                             Symbol     4/3/97         Low    -    High       1996E        1997E     1998E     Growth Rate
---------------------------------   ------   -----------   --------     -------     ------       ------    ------     -----------
Delta & Pine Land Co.                DLP          $31.50     $23.50  -  $49.50       $0.65        $1.10     $1.41        30.9%
Pioneer Hi Bred International        PHB           64.38     $49.75  -  $74.00        2.72         2.96      3.60        14.9%
Dekalb Genetics Corp.               SEEDB          53.25     $23.83  -  $67.75        1.16         1.32      1.61        19.8%

Chiquita Brands International (c)    CQB           15.75     $11.13  -  $16.13        0.51         0.85      0.95        11.3%
Dole Food Co. (d)                    DOL           39.50     $30.88  -  $43.75        2.12         2.73      3.35        16.9%
Orange Company, Inc.                  OJ            7.75      $6.63  -   $9.25        0.98          NA        NA          NA
Northland Cranberries               CBRYA          18.38     $10.88  -  $27.50        0.13         0.80      0.97        38.3%

Mycogen Corp.(e)                     MYCO          24.75     $13.00  -  $29.25       (1.12)        0.08      0.10        23.0%
Ecogen                               EECN           3.25      $2.50  -   $6.13       (0.40)        0.00       NA          NA
---------------------------------------------------------------------------------------------------------------------------------
Van Gogh (f)                         CGNE           7.56      $4.25  -   $7.63       (0.59)       (0.52)      NA          20%
---------------------------------------------------------------------------------------------------------------------------------
DNA Plant Technology                 DNAP           4.00      $3.06  -   $7.00       (0.32)         NA        NA          NA

Monsanto (g)                         MTC           38.00     $26.13  -  $43.25        1.48         1.72      2.10        16.8%
Zeneca Group ADR (h)                 ZEN           85.13     $60.75  -  $92.25        3.40         3.90      4.38         NA

---------------------------------------------------------------------------------------------------------------------------------
Seed Averages (DLP, PHB & SEEDB)                                                                                         21.9%
Produce Averages (CQB, DOL, OJ & CBRYA)                                                                                  22.2%
AgBiotech Averages (MYCO, EECN, CGNE & DNAP)                                                                             21.5%
AgChem Averages (MTC & ZEN)                                                                                              16.8%
---------------------------------------------------------------------------------------------------------------------------------

                                             Shares O/S    Mkt. Cap.     Agg.        LTM          LTM     Agg. Val./      LTM
Company                             Ticker      (MM)         (MM)      Value (b)    Ended         Rev.     LTM Rev.       EBIT
---------------------------------   ------   -----------   ---------   --------     -----        ------   ---------   -----------
Delta & Pine Land Co.                DLP           21.1     $665.9     $708.6      11/30/96     $154.3       4.6 x      $25.2
Pioneer Hi Bred International        PHB           82.4    5,302.9    5,486.9      11/30/96    1,719.0       3.2        352.0
Dekalb Genetics Corp.               SEEDB          17.3      919.7      981.4       8/31/96      387.5       2.5         32.8

Chiquita Brands International (c )   CQB           55.7      877.0    1,807.7       9/30/96    2,475.3       0.7        152.9
Dole Food Co. (d)                    DOL           60.1    2,373.2    3,138.2       10/5/96    3,786.5       0.8        206.4
Orange Company, Inc.                  OJ           10.3       79.8      128.7       9/30/96      119.1       1.1         16.6
Northland Cranberries               CBRYA          13.8      253.4      328.5      11/30/96       26.8      12.2          5.9

Mycogen Corp.(e)                     MYCO          30.8      762.0      763.9       9/30/96      160.7       4.8        (27.7)
Ecogen                               EECN           7.8       25.4       18.9      10/31/96       15.7       1.2         (3.5)
---------------------------------------------------------------------------------------------------------------------------------
Van Gogh (f)                         CGNE          66.7      504.5      536.9       9/30/96      132.9       4.0        (25.0)
---------------------------------------------------------------------------------------------------------------------------------
DNA Plant Technology                 DNAP          45.7      182.7      187.2       6/30/96       14.2      13.2        (13.2)

Monsanto (g)                         MTC          588.0   22,344.8   24,679.8       9/30/96    9,173.0       2.7      1,153.0
Zeneca Group ADR (h)                 ZEN          315.3   26,842.8   26,908.8      12/31/96    7,885.8       3.4      1,334.7

---------------------------------------------------------------------------------------------------------------------------------
Seed Averages (DLP, PHB & SEEDB)                                                                             3.4 x
Produce Averages (CQB, DOL, OJ & CBRYA)                                                                      0.9
AgBiotech Averages (MYCO, EECN, CGNE & DNAP)                                                                 5.8
AgChem Averages (MTC & ZEN)                                                                                  3.1
---------------------------------------------------------------------------------------------------------------------------------


                                                      Calendar P/E Ratios        1998 P/E
                                                ---------------------------      as % of
Company                                         1996E      1997E      1998E    Growth Rate
-------------------------------------------     -----      -----      -----    -----------
Delta & Pine Land Co.                           48.5x      28.6x      22.x           72.4%
Pioneer Hi Bred International                   23.7       21.7       17.9          120.1%
Dekalb Genetics Corp.                           45.9       40.3       33.1          167.0%

Chiquita Brands International (c)               30.9       18.5       16.6          147.4%
Dole Food Co. (d)                               18.6       14.5       11.8           69.8%
Orange Company, Inc.                             7.9        NA         NA             NA
Northland Cranberries                           NM         23.1       19.0           49.5%

Mycogen Corp.(e)                                NM          NM         NM             NM
Ecogen                                          NM          NM         NA             NA
-----------------------------------------------------------------------------------------
Van Gogh (f)                                    NM          NM         NA             NA
-----------------------------------------------------------------------------------------
DNA Plant Technology                            NM          NA         NA             NA

Monsanto (g)                                    25.7       22.1       18.1          107.6%
Zeneca Group ADR (h)                            25.0       21.8       19.4            NA

-----------------------------------------------------------------------------------------
Seed Averages (DLP, PHB & SEEDB)                39.3 x     30.2 x     24.4 x        119.8%
Produce Averages (CQB, DOL, OJ & CBRYA)         19.1       18.7       15.8           88.9%
AgBiotech Averages (MYCO, EECN, CGNE & DNAP)    NM          NM         NA             NM
AgChem Averages (MTC & ZEN)                     25.4       22.0       18.8          107.6%
-----------------------------------------------------------------------------------------

                                                                     LTM Margins
                                              Agg. Val./    -----------------------------
Company                                        LTM EBIT    Gross      EBIT          Pretax
-------------------------------------------   ---------    -----      ----          ------
Delta & Pine Land Co.                           28.1 x     36.7%      16.3%          14.9%
Pioneer Hi Bred International                   15.6       57.9%      20.5%          21.1%
Dekalb Genetics Corp.                           29.9       47.8%       8.5%           7.3%

Chiquita Brands International (c )              11.8       22.6%       6.2%           1.1%
Dole Food Co. (d)                               15.2       14.9%       5.5%           2.3%
Orange Company, Inc.                             7.8       18.3%      13.9%          12.2%
Northland Cranberries                           55.5       55.6%      22.1%          11.5%

Mycogen Corp.(e)                                NM         40.4%      NM             NM
Ecogen                                          NM         63.7%      NM             NM
-----------------------------------------------------------------------------------------
Van Gogh (f)                                    NM         11.9%      NM             NM
-----------------------------------------------------------------------------------------
DNA Plant Technology                            NM          3.4%      NM             NM

Monsanto (g)                                    21.4       46.8%      12.6%          11.8%
Zeneca Group ADR (h)                            20.2       57.1%      16.9%          16.5%

-----------------------------------------------------------------------------------------
Seed Averages (DLP, PHB & SEEDB)                24.5 x     47.5%      15.1%          14.4%
Produce Averages (CQB, DOL, OJ & CBRYA)         11.6       18.6%       8.5%           5.2%
AgBiotech Averages (MYCO, EECN, CGNE & DNAP)    NM         29.8%      NM             NM
AgChem Averages (MTC & ZEN)                     20.8       52.0%      14.7%          14.2%
-----------------------------------------------------------------------------------------


Montgomery Securities - Confidential                                          51

Comparable Public Company Analysis
================================================================================
Analysis of Comparable Seed, Produce & Agricultural Companies
($ in Millions, except per share amounts)


(a) Earnings estimates from Montgomery, First Call, Zack's, and other sources.
(b) Aggregate value defined as total market capitalization plus total debt less cash and cash equivalents.
(c) Excludes loss from discontinued operations of $11.2 MM in 1995, loss from debt refinancing of $7.560 MM in 1995 & a second loss from debt refinancing in 1996.
(d) Excludes $61.7 MM gain on sale of juice business in 1995, loss from discontinued operations of $93.5 MM in 1995 & distribution expenses of $2.9 MM in 1995.
(e) Excludes special charges of $25.2 MM in 1996.
(f) Excludes in-process R&D acquisition of $59.2 MM in 1995 and write-off of assets of $15.6 MM in 1995. Includes 6.25 MM shares issued to Monsanto in November 1996.
(g) Excludes gain on sale of plastics business of $189.0 MM in 1995.
(h) Excludes loss on sale or closure of operations of $312 MM in 1995 and extraordinary items totaling $105 MM in 1995.


Montgomery Securities - Confidential                                          52